Exhibit 10.9

PAGE 1 OF 39

SOLICITATION, OFFER, AND AWARD	1. This Contract is a Rated Order under the Defense Priorities and Allocations System (DPAS) - Code of Federal Regulations - at 15 CFR 700	RATING	PAGE 1 OF 39

2. CONTRACT NUMBER	3. SOLICITATION NUMBER	4. TYPE OF SOLICITATION	5. DATE ISSUED	6. REQUISITION/PURCHASE NUMBER
FA880926CB001	FA880925RB005	☐ SEALED BID (IFB) INVITATION FOR BID ☒ NEGOTIATED (RFP) REQUEST FOR PROPOSAL	15 May 2025	F4FBEQ6071A007

7. ISSUED BY CODE FA8809	8. ADDRESS OFFER TO *(If other than Item 7)*
FA8809 SDA AND CMBT PWR SSC/SZK-IK CP 310 653 1748, 3550 ABERDEEN AVE SE KIRTLAND AFB, NM 87117 UNITED STATES John Purcell, Contracting Officer, **Email:** john.purcell.3@spaceforce.mil **Telephone:** 505-843-7664 PHILLIP VEGA, Contract Specialist, **Email:** phillip.vega.1@spaceforce.mil **Telephone:** 0002469318	

NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".

SOLICITATION

9. Sealed offers in original and 1 copies for furnishings the supplies or services in the Schedule will be received at the place specified in item 8, or if hand carried, in the depository located in __until 12:00 PM local time 13 Jun 2025 . CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision Number 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION CALL	A. NAME	B. TELEPHONE *(NO COLLECT CALLS)*	C. EMAIL ADDRESS
	PHILLIP VEGA	(000) 246-9318	phillip.vega.1@spaceforce.mil

11. TABLE OF CONTENTS

☒	SECTION	DESCRIPTION	PAGE(S)	☒	SECTION	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				*PART II - CONTRACT CLAUSES*	
☒	A	SOLICITATION/CONTRACT FORM	1-2	☒	I	CONTRACT CLAUSES	12-38
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	3-4			*PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS*	
☒	C	DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	5	☒	J	LIST OF ATTACHMENTS	39
☒	D	PACKAGING AND MARKING	6			*PART IV - REPRESENTATIONS AND INSTRUCTIONS*	
☒	E	INSPECTION AND ACCEPTANCE	6-7	☐	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
☒	F	DELIVERIES OR PERFORMANCE	8				
☒	G	CONTRACT ADMINISTRATION DATA	9-11	☐	L	INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS	
☒	H	SPECIAL CONTRACT REQUIREMENTS	12	☐	M	EVALUATION FACTORS FOR AWARD	

OFFER *(Must be fully completed by offeror)*

NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees, if this offer is accepted within ___calendar days *(60 calendar days unless a different period is inserted by the offeror)* from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT *(See Section I, Clause Number 52.232-8)*	10 CALENDAR DAYS (%)	20 CALENDAR DAYS (%)	30 CALENDAR DAYS (%)	CALENDAR DAYS (%)

14. ACKNOWLEDGMENT OF AMENDMENTS (The offeror acknowledges receipt of amendments to the SOLICITATION for offerors and related documents numbered and dated):	AMENDMENT NUMBER	DATE	AMENDMENT NUMBER	DATE

15A. NAME AND ADDRESS OF OFFEROR	CODE 9GJ42 FACILITY	16. NAME AND THE TITLE OF PERSON AUTHORIZED TO SIGN OFFER
	GRAVITICS INC 84 ORTEGA CT ERIE, CO 80516-2623 UNITED STATES Jiral Shah, **Email:** jshah@gravitics.com **Telephone:** 2034343331	*Michael Bowker, EVP Corporate Development* /s/ Michael Bowker

15B. TELEPHONE NUMBER	15C. CHECK IF REMITTANCE ADDRESS IS DIFFERENT FROM ABOVE - ENTER SUCH ADDRESS IN SCHEDULE.	17. SIGNATURE	18. OFFER DATE
(203) 434-3331	☐		

AWARD *(To be completed by Government)*

19. ACCEPTED AS TO ITEMS NUMBERED	20. AMOUNT	21. ACCOUNTING AND APPROPRIATION
See Schedule	USD 30,000,000.00	See Section G - Contract Administration Data

22. AUTHORITY FOR USING OTHER THAN FULL OPEN COMPETITION UNDER THE UNITED STATES CODE AT:	23. SUBMIT INVOICES TO ADDRESS SHOWN IN *(4 copies unless otherwise specified):*	ITEM
☒ 10 U.S.C. 3204(a) ☐ 41 U.S.C. 3304(a) ()		25

24. ADMINISTERED BY *(If other than Item 7)*	25. PAYMENT WILL BE MADE BY CODE HQ0339
SCD: PAS:	DFAS - COLUMBUS CENTER WEST ENTITLEMENT OPERATIONS, P O BOX 182381 COLUMBUS, OH 43218-2381 UNITED STATES

26. NAME OF CONTRACTING OFFICER *(Type or print)*	27. UNITED STATES OF AMERICA	28. AWARD DATE
John Purcell, Contracting Officer	*(Signature of Contracting Officer)*	3/27/2026

IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

COMPUTER GENERATED
Previous edition is NOT usable

STANDARD FORM 33 (REV. 12/2022)
Prescribed by GSA-FAR (48 CFR) 53.214(c)

Created On:
24 Mar 2026, 12:14 PM Mountain Daylight Time

Section A - Solicitation/Contract Form

Gravitics STRATFI

NA|CS: 541715

Size Standard: 1000 Employees

Small Business Type: Small Business

Set Aside Percent: 100

Section B - Supplies or Services & Prices or Costs

Additional Information/Notes

Item	Supplies / Services	Quantity	Unit	Unit Price	Amount
0001	[***]	1	Lot	USD 13,983,283.00	Firm Price USD 13,983,283.00

000101	[***]				Funded Amount USD 3,083,832.00

000102	[***]				Funded Amount USD 2,399,451.00

000103	[***]				Funded Amount USD 1,116,717.00

0002	[***]	1	Lot	Not Separately Priced

0003	[***]	1	Lot	USD 14,478,460.00	Firm Price USD 14,478,460.00

0004	Develop, Prototype, and Protoqual Hatch and Deployment Kit In accordance with SOW paragraph 3.6. Product Service Code: AR13 Pricing Arrangement: Firm Fixed Price	1	Lot	USD 1,538,257.00	Firm Price USD 1,538,257.00

[***]

Section C - Description/Specifications/Statement of Work

Requirements

Gravitics Orbital Carrier STRATFI

Section D - Packaging and Marking

Section E - Inspection and Acceptance

FAR Clauses Incorporated by Reference

Number	Title	Effective Date	Alternate/ Deviation	Variation Effective Date

52.246-4	Inspection of Services-Fixed-Price.	Aug 1996
52.246-9	Inspection of Research and Development (Short Form).	Apr 1984
52.246-16	Responsibility for Supplies.	Apr 1984

Overall Contract Inspection/Acceptance Locations

0001

Inspection and Acceptance Location

Both

Destination

Instructions: See Statement of Work (SOW) for Acceptance/inspection criteria.

DoDAAC: FA8819

CountryCode: USA

FA8819 SPECIAL PROGRAMS DIR SMC SP

CP 310 535-2632, 483 N AVIATION BLVD

EL SEGUNDO, CA 90245-2808

UNITED STATES

Lt Col Joseph Speakman

Email: joseph.speakman.1@spaceforce.mil

Telephone: 3106539363

0002

Inspection and Acceptance Location

Both

Destination

Instructions: See Statement of Work (SOW) for Acceptance/inspection criteria.

DoDAAC: FA8819

CountryCode: USA

FA8819 SPECIAL PROGRAMS DIR SMC SP

CP 310 535-2632, 483 N AVIATION BLVD

EL SEGUNDO, CA 90245-2808

UNITED STATES

Lt Col Joseph Speakman

Email: joseph.speakman.1@spaceforce.mil

Telephone: 3106539363

0003

Inspection and Acceptance Location

Both

Destination

Instructions: See Statement of Work (SOW) for Acceptance/inspection criteria.

DoDAAC: FA8819

CountryCode: USA

FA8819 SPECIAL PROGRAMS DIR SMC SP

CP 310 535-2632, 483 N AVIATION BLVD

EL SEGUNDO, CA 90245-2808

UNITED STATES

Lt Col Joseph Speakman

Email: joseph.speakman.1@spaceforce.mil

Telephone: 3106539363

0004

Inspection and Acceptance Location

Both

Destination

Instructions: See Statement of Work (SOW) for Acceptance/inspection criteria.

DoDAAC: FA8819

CountryCode: USA

FA8819 SPECIAL PROGRAMS DIR SMC SP

CP 310 535-2632, 483 N AVIATION BLVD

EL SEGUNDO, CA 90245-2808

UNITED STATES

Lt Col Joseph Speakman

Email: joseph.speakman.1@spaceforce.mil

Telephone: 3106539363

Section F – Deliveries or Performance

Line Item	Delivery Schedule	Quantity	Address and POC

0001	Delivery On Or Before Delivery Date 31 Dec 2028	1 Lot

Place of Performance

DoDAAC: FA8819

CountryCode: USA

FA8819 SDA AND COMBAT POWER SZK-LA

483 N AVIATION BLVD, EL SEGUNDO CA 90245-2808

EL SEGUNDO, CA 90245-2808

UNITED STATES

Lt Col Joseph Speakman

Email: joseph.speakman.1@spaceforce.mil

0002	Delivery On Or Before Delivery Date 30 Apr 2027	1 Lot

Place of Performance

DoDAAC: FA8819

CountryCode: USA

FA8819 SDA AND COMBAT POWER SZK-LA

483 N AVIATION BLVD, EL SEGUNDO CA 90245-2808

EL SEGUNDO, CA 90245-2808

UNITED STATES

Lt Col Joseph Speakman

Email: joseph.speakman.1@spaceforce.mil

0003	Delivery On Or Before Delivery Date 31 Mar 2028	1 Lot

Place of Performance

DoDAAC: FA8819

CountryCode: USA

FA8819 SDA AND COMBAT POWER SZK-LA

483 N AVIATION BLVD, EL SEGUNDO CA 90245-2808

EL SEGUNDO, CA 90245-2808

UNITED STATES

Lt Col Joseph Speakman

Email: joseph.speakman.1@spaceforce.mil

0004	Delivery On Or Before Delivery Date 31 Mar 2028	1 Lot

Place of Performance

DoDAAC: FA8819

CountryCode: USA

FA8819 SDA AND COMBAT POWER SZK-LA

483 N AVIATION BLVD, EL SEGUNDO CA 90245-2808

EL SEGUNDO, CA 90245-2808

UNITED STATES

Lt Col Joseph Speakman

Email: joseph.speakman.1@spaceforce.mil

FAR Clauses Incorporated by Reference

Number	Title	Effective Date	Alternate/ Deviation	Variation Effective Date

52.247-34	F.o.b. Destination	Jan 1991

Section G - Contract Administration Data

In accordance with DFARS PGI 204.7108 (1) The contracting officer shall insert the table at paragraph (b)(2), or a link to the table at (b)(2) (https://www.acq.osd.mil/dpap/ dars/pgi/pgi_htm/current/PGI204_71.htm#payment_instructions) in Section G of the contract, or equivalent. When some, but not all, of the fixed-price line items in a contract are subject to contract financing payments, the contracting officer shall clearly identify to which line items the payment clause(s) included in Section I of the contract apply. Progress Based Payments applies to CLINS 0001, 0003, and 0004.

ACRN	LOA	Total Amount

AA	[***]	[***]

DFARS Clauses Incorporated by Reference

Number	Title	Effective Date	Alternate/ Deviation	Variation Effective Date

252.201-7000	Contracting Officer’s Representative.	Dec 1991
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports.	Dec 2018

DFARS Clauses Incorporated by Full Text

252.232-7006	Wide Area WorkFlow Payment Instructions.	(Jan 2023)

WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (JAN 2023)

(a)	Definitions. As used in this clause-

“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.

“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.

“Payment request” and “receiving report” are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall-

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/

(e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:

(1) Document type. The Contractor shall submit payment requests using the following document type(s):

(i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.

(ii) For fixed price line items-

(A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting officer.

_____

(Contracting Officer: Insert applicable invoice and receiving report document type(s) for fixed price line items that require shipment of a deliverable.)

(B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.

Invoice 2in1

(Contracting Officer: Insert either “Invoice 2in1” or the applicable invoice and receiving report document type(s) for fixed price line items for services.)

(iii) For customary progress payments based on costs incurred, submit a progress payment request.

(iv) For performance based payments, submit a performance based payment request.

(v) For commercial financing, submit a commercial financing request.

(2) ) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.

[Note: The Contractor may use a WAWF “combo” document type to create some combinations of invoice and receiving report in one step.]

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0339
Issue By DoDAAC	FA8809
Admin DoDAAC	FA8809
Inspect By DoDAAC	FA8819
Ship To Code	_____
Ship From Code	_____
Mark For Code	_____
Service Approver (DoDAAC)	FA8819
Service Acceptor (DoDAAC)	FA8819
Accept at Other DoDAAC	_____
LPO DoDAAC	_____
DCAA Auditor DoDAAC	_____
Other DoDAAC(s)	_____

(*Contracting Officer: Insert applicable DoDAAC information. If multiple ship to/acceptance locations apply, insert “See Schedule” or “Not applicable.”)

(**Contracting Officer: If the contract provides for progress payments or performance-based payments, insert the DoDAAC for the contract administration office assigned the functions under FAR 42.302(a)(13).)

(4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.

(5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.

(g) WAWF point of contact.

(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.

____

(Contracting Officer: Insert applicable information or “Not applicable.”)

(2) Contact the WAWF helpdesk at 866-618-5988, if assistance is needed.

(End of clause)

Section H- Special Contract Requirements

Section I - Contract Clauses

FAR Clauses incorporated by Reference

Number	Title	Effective Date	Alternate/ Deviation	Variation Effective Date
52.202-1	Definitions.	Jun 2020
52.203-3	Gratuities.	Apr 1984
52.203-5	Covenant Against Contingent Fees.	May 2014
52.203-6	Restrictions on Subcontractor Sales to the Government.	Jun 2020
52.203-7	Anti-Kickback Procedures.	Jun 2020
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity.	May 2014
52.203-10	Price or Fee Adjustment for Illegal or Improper Activity.	May 2014
52.203-12	Limitation on Payments to Influence Certain Federal Transactions.	Jun 2020
52.203-13	Contractor Code of Business Ethics and Conduct.	Nov 2021
52.203-19	Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements.	Jan 2017
52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards.	Jun 2020
52.204-13	System for Award Management Maintenance.	Oct 2018
52.204-18	Commercial and Government Entity Code Maintenance.	Aug 2020
52.204-19	Incorporation by Reference of Representations and Certifications	Dec 2014
52.204-21	Basic Safeguarding of Covered Contractor Information Systems.	Nov 2021
52.204-23	Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab Covered Entities.	Dec 2023
52.204-25	Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment.	Nov 2021
52.204-27	Prohibition on a ByteDance Covered Application.	Jun 2023
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, Proposed for Debarment, or Voluntarily Excluded	Jan 2025
52.209-10	Prohibition on Contracting with Inverted Domestic Corporations.	Nov 2015
52.210-1	Market Research.	Nov 2021
52.215-23	Limitations on Pass-Through Charges.	Jun 2020
52.215-23	Limitations on Pass-Through Charges. (Alternate I)	Jun 2020	Alternate I	Oct 2009
52.219-6	Notice of Total Small Business Set-Aside.	Nov 2020
52.219-8	Utilization of Small Business Concerns.	Jan 2025
52.219-33	Nonmanufacturer Rule.	Sep 2021
52.222-3	Convict Labor.	Jun 2003
52.222-35	Equal Opportunity for Veterans.	Jun 2020
52.222-36	Equal Opportunity for Workers with Disabilities.	Jun 2020
52.222-37	Employment Reports on Veterans.	Jun 2020
52.222-40	Notification of Employee Rights Under the National Labor Relations Act.	Dec 2010
52.222-50	Combating Trafficking in Persons.	Oct 2025
52.222-54	Employment Eligibility Verification.	Jan 2025
52.223-10	Waste Reduction Program. (DEVIATION 2025-O0004)	May 2024
52.223-10	Waste Reduction Program. (DEVIATION 2025-O0004)	May 2024	Deviation 2025-O0004	Mar 2025
52.223-23	Sustainable Products and Services.	May 2024
52.225-13	Restrictions on Certain Foreign Purchases.	Feb 2021
52.226-7	Drug-Free Workplace.	May 2024
52.226-8	Encouraging Contractor Policies to Ban Text Messaging While Driving.	May 2024
52.229-3	Federal, State, and Local Taxes.	Feb 2013
52.232-2	Payments under Fixed-Price Research and Development Contracts.	Apr 1984
52.232-8	Discounts for Prompt Payment.	Feb 2002
52.232-17	Interest.	May 2014
52.232-23	Assignment of Claims.	May 2014
52.232-25	Prompt Payment.	Jan 2017
52.232-33	Payment by Electronic Funds Transfer-System for Award Management.	Oct 2018
52.232-39	Unenforceability of Unauthorized Obligations.	Jun 2013
52.232-40	Providing Accelerated Payments to Small Business Subcontractors.	Mar 2023
52.233-1	Disputes.	May 2014
52.233-3	Protest after Award.	Aug 1996
52.233-4	Applicable Law for Breach of Contract Claim.	Oct 2004
52.240-1	Prohibition on Unmanned Aircraft Systems Manufactured or Assembled by American Security Drone Act-Covered Foreign Entities.	Nov 2024
52.242-13	Bankruptcy.	Jul 1995
52.243-1	Changes-Fixed-Price.	Aug 1987
52.243-1	Changes-Fixed-Price. (Alternate V)	Aug 1987
52.243-1	Changes-Fixed-Price. (Alternate V)	Aug 1987	Alternate V	Apr 1984
52.244-6	Subcontracts for Commercial Products and Commercial Services.	Oct 2025
52.245-1	Government Property.	Sep 2021
52.245-9	Use and Charges.	Apr 2012
52.246-25	Limitation of Liability-Services.	Feb 1997
52.249-2	Termination for Convenience of the Government (Fixed-Price).	Apr 2012
52.249-4	Termination for Convenience of the Government (Services) (Short Form).	Apr 1984
52.249-9	Default (Fixed-Price Research and Development).	Apr 1984
52.253-1	Computer Generated Forms.	Jan 1991

DFARS Clauses Incorporated by Reference

Number	Title	Effective Date	Alternate/ Deviation	Variation Effective Date
252.203-7000	Requirements Relating to Compensation of Former DoD Officials.	Sep 2011
252.203-7001	Prohibition on Persons Convicted of Fraud or Other Defense-Contract-Related Felonies.	Jan 2023
252.203-7002	Requirement to Inform Employees of Whistleblower Rights.	Dec 2022
252.203-7003	Agency Office of the Inspector General.	Aug 2019
252.203-7004	Display of Hotline Posters.	Jan 2023
252.204-7000	Disclosure of Information.	Oct 2016
252.204-7003	Control of Government Personnel Work Product.	Apr 1992
252.204-7012	Safeguarding Covered Defense Information and Cyber Incident Reporting.	May 2024
252.204-7018	Prohibition on the Acquisition of Covered Defense Telecommunications Equipment or Services.	Jan 2023
252.204-7020	NIST SP 800-171 DoD Assessment Requirements.	Nov 2023
252.205-7000	Provision of Information to Cooperative Agreement Holders.	Oct 2024
252.209-7004	Subcontracting with Firms that are Owned or Controlled by the Government of a Country that is a State Sponsor of Terrorism.	May 2019
252.222-7006	Restrictions on the Use of Mandatory Arbitration Agreements.	Jan 2023
252.223-7006	Prohibition on Storage, Treatment, and Disposal of Toxic or Hazardous Materials.	Sep 2014
252.225-7004	Report of Intended Performance Outside the United States and Canada -Submission after Award.	Jul 2024
252.225-7012	Preference for Certain Domestic Commodities.	Apr 2022
252.225-7013	Duty-Free Entry.	Aug 2025
252.225-7048	Export-Controlled Items.	Jun 2013
252.225-7056	Prohibition Regarding Business Operations with the Maduro Regime.	Jan 2023
252.225-7058	Postaward Disclosure of Employment of Individuals Who Work in the People’s Republic of China.	Jan 2023
252.225-7060	Prohibition on Certain Procurements from the Xinjiang Uyghur Autonomous Region.	Jun 2023
252.226-7001	Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns.	Jan 2023
252.226-7003	Drug-Free Work Force.	Aug 2024
252.232-7010	Levies on Contract Payments.	Dec 2006
252.235-7011	Final Scientific or Technical Report.	Dec 2019
252.243-7001	Pricing of Contract Modifications.	Dec 1991
252.243-7002	Requests for Equitable Adjustment.	Dec 2022
252.244-7000	Subcontracts for Commercial Products or Commercial Services.	Nov 2023
252.245-7003	Contractor Property Management System Administration	Jan 2025
252.245-7005	Management and Reporting of Government Property.	Jan 2024
252.247-7023	Transportation of Supplies by Sea.	Oct 2024

FAR Clauses Incorporated by Full Text

52.204-1 Approval of Contract.	(Dec 1989)

Approval of Contract (Dec 1989)

This contract is subject to the written approval of Not Applicable[identify title of designated agency official here] and shall not be binding until so approved.

(End of clause)

52.204-2 Security Requirements.	(Mar 2021)

Security Requirements (Mar 2021)

(a) This clause applies to the extent that this contract involves access to information classified “Confidential” “Secret,” or “Top Secret.”

(b) The Contractor shall comply with-

(1) The Security Agreement DD Form441), including the National Industrial Security Program Operating Manual (32 CFR part 117): and

(2) Any revisions to that manual, notice of which has been furnished to the Contractor.

(c) If, subsequent to the date of this contract, the security classification or security requirements under this contract are changed by the Government and if the changes cause an increase or decrease in security costs or otherwise affect any other term or condition of this contract, the contract shall be subject to an equitable adjustment as if the changes were directed under the Changes clause of this contract.

(d) The Contractor agrees to insert terms that conform substantially to the language of this clause, including this paragraph (d) but excluding any reference to the Changes clause of this contract, in all subcontracts under this contract that involve access to classified information.

(End of clause)

52.219-14	Limitations on Subcontracting.	(Oct 2022)

Limitations on Subcontracting (Oct 2022)

(a) This clause does not apply to the unrestricted portion of a partial set-aside.

(b) Definition. Similarly situated entity, as used in this clause, means a first-tier subcontractor, including an independent contractor, that-

(1) Has the same small business program status as that which qualified the prime contractor for the award (e.g., for a small business set-aside contract, any small business concern, without regard to its socioeconomic status); and

(2) Is considered small for the size standard under the North American Industry Classification System (NAICS) code the prime contractor assigned to the subcontract.

(c) Applicability. This clause applies only to-

(1) Contracts that have been set aside for any of the small business concerns identified in 19.000(a)(3);

(2) Part or parts of a multiple-award contract that have been set aside for any of the small business concerns identified in 19.000(a)(3);

(3) Contracts that have been awarded on a sole-source basis in accordance with subparts 19.8, 19.13, 19.14, and 19.15

(4) Orders expected to exceed the simplified acquisition threshold and that are-

(i) Set aside for small business concerns under multiple-award contracts, as described in 8.405-5 and 16.505(b)(2)(i)(F); or

(ii) Issued directly to small business concerns under multiple-award contracts as described in 19.504(c)(1)(ii);

(5) Orders, regardless of dollar value, that are-

(i) Set aside in accordance with subparts 19.8, 19.13, 19.14, or 19.15 under multiple-award contracts, as described in 8.405-5 and 16.505(b)(2)(i)(F); or

(ii) Issued directly to concerns that qualify for the programs described in subparts 19.8, 19.13, 19.14, or 19.15 under multiple-award contracts, as described in 19.504(c)(1)(ii); and

(6) Contracts using the HUBZone price evaluation preference to award to a HUBZone small business concern unless the concern waived the evaluation preference.

(d) Independent contractors. An independent contractor shall be considered a subcontractor.

(e) Limitations on subcontracting. By submission of an offer and execution of a contract, the Contractor agrees that in performance of a contract assigned a North American Industry Classification System (NAICS) code for-

(1) Services (except construction), it will not pay more than 50 percent of the amount paid by the Government for contract performance to subcontractors that are not similarly situated entities. Any work that a similarly situated entity further subcontracts will count towards the prime contractor’s 50 percent subcontract amount that cannot be exceeded. When a contract includes both services and supplies, the 50 percent limitation shall apply only to the service portion of the contract;

(2) Supplies (other than procurement from a nonmanufacturer of such supplies), it will not pay more than 50 percent of the amount paid by the Government for contract performance, excluding the cost of materials, to subcontractors that are not similarly situated entities. Any work that a similarly situated entity further subcontracts will count towards the prime contractor’s 50 percent subcontract amount that cannot be exceeded. When a contract includes both supplies and services, the 50 percent limitation shall apply only to the supply portion of the contract;

(3) General construction, it will not pay more than 85 percent of the amount paid by the Government for contract performance, excluding the cost of materials, to subcontractors that are not similarly situated entities. Any work that a similarly situated entity further subcontracts will count towards the prime contractor’s 85 percent subcontract amount that cannot be exceeded; or

(4) Construction by special trade contractors, it will not pay more than 75 percent of the amount paid by the Government for contract performance, excluding the cost of materials, to subcontractors that are not similarly situated entities. Any work that a similarly situated entity further subcontracts will count towards the prime contractor’s 75 percent subcontract amount that cannot be exceeded.

(f) The Contractor shall comply with the limitations on subcontracting as follows:

(1) For contracts, in accordance with paragraphs (c)(1), (2), (3) and (6) of this clause-

[Contracting Officer check as appropriate.]

[  ] By the end of the base term of the contract and then by the end of each subsequent option period; or

[  ] By the end of the performance period for each order issued under the contract.

(2) For orders, in accordance with paragraphs (c)(4) and (5) of this clause, by the end of the performance period for the order.

(g) A joint venture agrees that, in the performance of the contract, the applicable percentage specified in paragraph (e) of this clause will be performed by the aggregate of the joint venture participants.

(1) In a joint venture comprised of a small business protégé and its mentor approved by the Small Business Administration, the small business protégé shall perform at least 40 percent of the work performed by the joint venture. Work performed by the small business protégé in the joint venture must be more than administrative functions.

(2) In an 8(a) joint venture, the 8(a) participant(s) shall perform at least 40 percent of the work performed by the joint venture. Work performed by the 8(a) participants in the joint venture must be more than administrative functions.

(End of clause)

52.219-28	Postaward Small Business Program Rerepresentation.	(Jan 2025)

Postaward Small Business Program Rerepresentation (Jan 2025)

(a) Definitions. As used in this clause-

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern-

(1) Means a concern, including its affiliates, that is independently owned and operated, not dominant in its field of operation, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (d) of this clause.

(2) Affiliates, as used in this definition, means business concerns, one of whom directly or indirectly controls or has the power to control the others, or a third party or parties control or have the power to control the others. In determining whether affiliation exists, consideration is given to all appropriate factors including common ownership, common management, and contractual relationships. SBA determines affiliation based on the factors set forth at 13 CFR 121.103.

(b) If the Contractor represented that it was any of the small business concerns identified in 19.000(a)(3) prior to award of this contract, the Contractor shall rerepresent its size and socioeconomic status according to paragraph (f) of this clause or, if applicable, paragraph (h) of this clause, upon occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts-

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) If the Contractor represented its status as any of the small business concerns identified at 19.000(a)(3) prior to award of this contract, the Contractor shall rerepresent its size and socioeconomic status according to paragraph (f) of this clause or, if applicable, paragraph (h) of this clause, for the NAICS code assigned to an order (except that paragraphs (c)(1) through (3) of this clause do not apply to an order issued under a Federal Supply Schedule contract at subpart 8.4)-

(1) Set aside exclusively for a small business concern identified at 19.000(a)(3) that is issued under an unrestricted multiple-award contract, unless the order is issued under the reserved portion of an unrestricted multiple-award contract ( e.g., an order set aside for a woman-owned small business under a multiple-award contract that is not set-aside, unless the order is issued under the reserved portion of the multiple-award contract);

(2) Issued under a multiple-award contract set aside for small businesses that is further set aside for a specific socioeconomic category that differs from the underlying multiple-award contract ( e.g., an order set aside for a HUBZone small business concern under a multiple-award contract that is set aside for small businesses);

(3) Issued under the part of the multiple-award contract that is set aside for small businesses that is further set aside for a specific socioeconomic category that differs from the underlying set-aside part of the multiple-award contract ( e.g., an order set aside for a WOSB concern under the part of the multiple-award contract that is partially set aside for small businesses); and

(4) When the Contracting Officer explicitly requires it for an order issued under a multiple-award contract, including for an order issued under a Federal Supply Schedule contract (see 8.405-5(b) and 19.301-2(b)(2)).

(d) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code(s) assigned to this contract. The small business size standard corresponding to this NAICS code(s) can be found at  https://www.sba.gov/document/support--table-size-standards.

(e) The small business size standard for a Contractor providing an end item that it does not manufacture, process, or produce itself, for a contract other than a construction or service contract, is 500 employees, or 150 employees for information technology value-added resellers under NAICS code 541519, if the acquisition-

(1) Was set aside for small business and has a value above the simplified acquisition threshold;

(2) Used the HUBZone price evaluation preference regardless of dollar value, unless the Contractor waived the price evaluation preference; or

(3) Was an 8(a), HUBZone, service-disabled veteran-owned, economically disadvantaged women-owned, or women-owned small business set-aside or sole-source award regardless of dollar value.

(f) Except as provided in paragraph (h) of this clause, the Contractor shall make the representation(s) required by paragraphs (b) and (c) of this clause by validating or updating all its representations in the Representations and Certifications section of the System for Award Management (SAM) and its other data in SAM, as necessary, to ensure that they reflect the Contractor’s current status. The Contractor shall notify the contracting officer in writing within the timeframes specified in paragraph (b) of this clause, or with its offer for an order (see paragraph (c) of this clause), that the data have been validated or updated, and provide the date of the validation or update.

(g) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (f) or (h) of this clause.

(h) If the Contractor does not have representations and certifications in SAM, or does not have a representation in SAM for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

(1) The Contractor represents that it [  ] is, [  ] is not a small business concern under ____ NAICS Code assigned to ____ contract number.

(2) [Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause.] The Contractor represents that it [  ] is, [  ] is not, a small disadvantaged business concern as defined in 13 CFR 124.1001.

(3) [Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause.] The Contractor represents that it [  ] is, [  ] is not a women-owned small business concern.

(4) Women-owned small business (WOSB) joint venture eligible under the WOSB Program. The Contractor represents that it [  ] is, [  ] is not a joint venture that complies with the requirements of 13 CFR 127.506(a) through (c). [ ___ The Contractor shall enter the name and unique entity identifier of each party to the joint venture: __ ]

(5) Economically disadvantaged women-owned small business (EDWOSB) joint venture. The Contractor represents that it [  ] is, [  ] is not a joint venture that complies with the requirements of 13 CFR 127.506(a) through (c). [ ___ The Contractor shall enter the name and unique entity identifier of each party to the joint venture: __ ]

(6) [Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause. ] The Contractor represents that it [  ] is, [  ] is not a veteran-owned small business concern.

(7) [Complete only if the Contractor represented itself as a veteran-owned small business concern in paragraph (h)(6) of this clause.] The Contractor represents that it [  ] is, [  ] is not a service-disabled veteran-owned small business concern.

(8) Service-disabled veteran-owned small business (SDVOSB) joint venture eligible under the SDVOSB Program. The Contractor represents that it [  ] is, [  ] is not an SDVOSB joint venture eligible under the SDVOSB Program that complies with the requirements of 13 CFR 128.402. [____The Contractor shall enter the name and unique entity identifier of each party to the joint venture: __.]

(9) [Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause. ] The Contractor represents that-

(i) It [  ] is, [  ] is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material changes in ownership and control, principal office, or HUBZone employee percentage have occurred since it was certified in accordance with 13 CFR part 126; and

(ii) It [  ] is, [  ] is not a HUBZone joint venture that complies with the requirements of 13 CFR part 126, and the representation in paragraph (h)(8)(i) of this clause is accurate for each HUBZone small business concern participating in the HUBZone joint venture. [____The Contractor shall enter the names of each of the HUBZone small business concerns participating in the HUBZone joint venture: ] Each HUBZone small business concern participating in the HUBZone joint venture shall submit a separate signed copy of the HUBZone representation.

[____Contractor to sign and date and insert authorized signer’s name and title.]

(End of clause)

52.219-28	Postaward Small Business Program Rerepresentation. (Alternate I)	(Jan 2025) Alternate I (Mar 2020)

Alternate I (Mar 2020). As prescribed in 19.309 (c)(2), substitute the following paragraph (h)(1) for paragraph (h)(1) of the basic clause:

(h)(1) The Contractor represents its small business size status for each one of the NAICS codes assigned to this contract.

NAICS Code	Small business concern (yes/no)
541715	Yes
____	____
____	____

[Contracting Officer to insert NAICS codes.]

52.232-32	Performance-Based Payments.	(Apr 2012)

Performance-Based Payments (Apr 2012)

(a) Amount of payments and limitations on payments. Subject to such other limitations and conditions as are specified in this contract and this clause, the amount of payments and limitations on payments shall be specified in the contract’s description of the basis for payment.

(b) Contractor request for performance-based payment. The Contractor may submit requests for payment of performance-based payments not more frequently than monthly, in a form and manner acceptable to the Contracting Officer. Unless otherwise authorized by the Contracting Officer, all performance-based payments in any period for which payment is being requested shall be included in a single request, appropriately itemized and totaled. The Contractor’s request shall contain the information and certification detailed in paragraphs (l) and (m) of this clause.

(c) Approval and payment of requests.

(1) The Contractor shall not be entitled to payment of a request for performance-based payment prior to successful accomplishment of the event or performance criterion for which payment is requested. The Contracting Officer shall determine whether the event or performance criterion for which payment is requested has been successfully accomplished in accordance with the terms of the contract. The Contracting Officer may, at any time, require the Contractor to substantiate the successful performance of any event or performance criterion which has been or is represented as being payable.

(2) A payment under this performance-based payment clause is a contract financing payment under the Prompt Payment clause of this contract and not subject to the interest penalty provisions of the Prompt Payment Act. The designated payment office will pay approved requests on the 30th[Contracting Officer insert day as prescribed [blocked] by agency head; if not prescribed, insert “30th”] day after receipt of the request for performance-based payment by the designated payment office. However, the designated payment office is not required to provide payment if the Contracting Officer requires substantiation as provided in paragraph (c)(1) of this clause, or inquires into the status of an event or performance criterion, or into any of the conditions listed in paragraph (e) of this clause, or into the Contractor certification. The payment period will not begin until the Contracting Officer approves the request.

(3) The approval by the Contracting Officer of a request for performance-based payment does not constitute an acceptance by the Government and does not excuse the Contractor from performance of obligations under this contract.

(d) Liquidation of performance-based payments.

(1) Performance-based finance amounts paid prior to payment for delivery of an item shall be liquidated by deducting a percentage or a designated dollar amount from the delivery payment. If the performance-based finance payments are on a delivery item basis, the liquidation amount for each such line item shall be the percent of that delivery item price that was previously paid under performance-based finance payments or the designated dollar amount. If the performance-based finance payments are on a whole contract basis, liquidation shall be by either predesignated liquidation amounts or a liquidation percentage.

(2) If at any time the amount of payments under this contract exceeds any limitation in this contract, the Contractor shall repay to the Government the excess. Unless otherwise determined by the Contracting Officer, such excess shall be credited as a reduction in the unliquidated performance-based payment balance(s), after adjustment of invoice payments and balances for any retroactive price adjustments.

(e) Reduction or suspension of performance-based payments. The Contracting Officer may reduce or suspend performance-based payments, liquidate performance-based payments by deduction from any payment under the contract, or take a combination of these actions after finding upon substantial evidence any of the following conditions:

(1) The Contractor failed to comply with any material requirement of this contract (which includes paragraphs (h) and (i) of this clause).

(2) Performance of this contract is endangered by the Contractor’s-

(i) Failure to make progress; or

(ii) Unsatisfactory financial condition.

(3) The Contractor is delinquent in payment of any subcontractor or supplier under this contract in the ordinary course of business.

(f) Title.

(1) Title to the property described in this paragraph (f) shall vest in the Government. Vestiture shall be immediately upon the date of the first performance-based payment under this contract, for property acquired or produced before that date. Otherwise, vestiture shall occur when the property is or should have been allocable or properly chargeable to this contract.

(2) “Property,” as used in this clause, includes all of the following described items acquired or produced by the Contractor that are or should be allocable or properly chargeable to this contract under sound and generally accepted accounting principles and practices:

(i) Parts, materials, inventories, and work in process;

(ii) Special tooling and special test equipment to which the Government is to acquire title;

(iii) Nondurable (i.e., noncapital) tools, jigs, dies, fixtures, molds, patterns, taps, gauges, test equipment and other similar manufacturing aids, title to which would not be obtained as special tooling under paragraph (f)(2)(ii) of this clause; and

(iv) Drawings and technical data, to the extent the Contractor or subcontractors are required to deliver them to the Government by other clauses of this contract.

(3) Although title to property is in the Government under this clause, other applicable clauses of this contract (e.g., the termination clauses) shall determine the handling and disposition of the property.

(4) The Contractor may sell any scrap resulting from production under this contract, without requesting the Contracting Officer’s approval, provided that any significant reduction in the value of the property to which the Government has title under this clause is reported in writing to the Contracting Officer.

(5) In order to acquire for its own use or dispose of property to which title is vested in the Government under this clause, the Contractor shall obtain the Contracting

Officer’s advance approval of the action and the terms. If approved, the basis for payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause.

(6) When the Contractor completes all of the obligations under this contract, including liquidation of all performance-based payments, title shall vest in the Contractor for all property (or the proceeds thereof) not- (i) Delivered to, and accepted by, the Government under this contract; or (ii) Incorporated in supplies delivered to, and accepted by, the Government under this contract and to which title is vested in the Government under this clause.

(7) The terms of this contract concerning liability for Government-furnished property shall not apply to property to which the Government acquired title solely under this clause.

(g) Risk of loss. Before delivery to and acceptance by the Government, the Contractor shall bear the risk of loss for property, the title to which vests in the Government under this clause, except to the extent the Government expressly assumes the risk. If any property is lost (see 45.101), the basis of payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause.

(h) Records and controls. The Contractor shall maintain records and controls adequate for administration of this clause. The Contractor shall have no entitlement to performance-based payments during any time the Contractor’s records or controls are determined by the Contracting Officer to be inadequate for administration of this clause.

(i) Reports and Government access. The Contractor shall promptly furnish reports, certificates, financial statements, and other pertinent information requested by the Contracting Officer for the administration of this clause and to determine that an event or other criterion prompting a financing payment has been successfully accomplished. The Contractor shall give the Government reasonable opportunity to examine and verify the Contractor’s records and to examine and verify the Contractor’s performance of this contract for administration of this clause.

(j) Special terms regarding default. If this contract is terminated under the Default clause, (1) the Contractor shall, on demand, repay to the Government the amount of unliquidated performance-based payments, and (2) title shall vest in the Contractor, on full liquidation of all performance-based payments, for all property for which the Government elects not to require delivery under the Default clause of this contract. The Government shall be liable for no payment except as provided by the Default clause.

(k) Reservation of rights.

(1) No payment or vesting of title under this clause shall-

(i) Excuse the Contractor from performance of obligations under this contract; or

(ii) Constitute a waiver of any of the rights or remedies of the parties under the contract.

(2) The Government’s rights and remedies under this clause-

(i) Shall not be exclusive, but rather shall be in addition to any other rights and remedies provided by law or this contract; and

(ii) Shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, or privilege of the Government.

(l) Content of Contractor’s request for performance-based payment. The Contractor’s request for performance-based payment shall contain the following:

(1) The name and address of the Contractor;

(2) The date of the request for performance-based payment;

(3) The contract number and/or other identifier of the contract or order under which the request is made;

(4) Such information and documentation as is required by the contract’s description of the basis for payment; and

(5) A certification by a Contractor official authorized to bind the Contractor, as specified in paragraph (m) of this clause.

(m) Content of Contractor’s certification. As required in paragraph (l)(5) of this clause, the Contractor shall make the following certification in each request for performance-based payment:

I certify to the best of my knowledge and belief that-

(1) This request for performance-based payment is true and correct; this request (and attachments) has been prepared from the books and records of the Contractor, in accordance with the contract and the instructions of the Contracting Officer;

(2) (Except as reported in writing on ____), all payments to subcontractors and suppliers under this contract have been paid, or will be paid, currently, when due in the ordinary course of business;

(3) There are no encumbrances (except as reported in writing on ____) against the property acquired or produced for, and allocated or properly chargeable to, the contract which would affect or impair the Government’s title;

(4) There has been no materially adverse change in the financial condition of the Contractor since the submission by the Contractor to the Government of the most recent written information dated ____; and

(5) After the making of this requested performance-based payment, the amount of all payments for each deliverable item for which performance-based payments have been requested will not exceed any limitation in the contract, and the amount of all payments under the contract will not exceed any limitation in the contract.

(End of clause)

52.247-12	Labor, or Materials. Supervision,	(Apr 1984)

Supervision, Labor, or Materials (Apr 1984)

The Contractor shall furnish adequate supervision, labor, materials, supplies, and equipment necessary to perform all the services contemplated under this contract in an orderly, timely, and efficient manner.

(End of clause)

52.252-2	Clauses Incorporated by Reference.	(Feb 1998)

Clauses Incorporated By Reference (Feb 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

www.https://acquisition.gov/ ________[Insert one or more Internet addresses]

(End of clause)

52.252-4	Alterations in Contract.	(Apr 1984)

Alterations in Contract (Apr 1984)

Portions of this contract are altered as follows:

Not Applicable ________

(End of clause)

52.252.6	Authorized Deviations in Clauses.	(Nov 2020)

Authorized Deviations in Clauses (Nov 2020)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any ____[insert regulation name] (48 CFR ____) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

(End of clause)

DFARS Clauses Incorporated by Full Text

252.215-7997	Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing (Feb 2024) Deviation 2024-O0007 (Feb 2024) Data- Modifications-Section 890 Pilot Program (DEVIATION 2024-O0007)

REQUIREMENTS FOR CERTIFIED COST OR PRICING DATA AND DATA OTHER THAN CERTIFIED COST OR PRICING DATA—MODIFICATIONS—SECTION 890 PILOT PROGRAM (DEVIATION 2024-O0007) (FEB 2024)

(a) Exceptions from certified cost or pricing data.

(1) In lieu of submitting certified cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth in Federal Acquisition Regulation (FAR) 15.403-4(a)(1) on the date of the agreement on price or the date of the award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in paragraphs (a)(1)(i) and (ii) of this clause. If the threshold for submission of certified cost or pricing data specified in FAR 15.403-4(a)(1) is adjusted for inflation as set forth in FAR 1.109(a), then pursuant to FAR 1.109(d) the changed threshold applies throughout the remaining term of the contract, unless there is a subsequent threshold adjustment. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable—

(i) Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

(ii) Information on modifications of contracts or subcontracts for commercial items.

(A) If-

(1) The original contract or subcontract was granted an exception from certified cost or pricing data requirements because the price agreed upon was based on adequate price competition or prices set by law or regulation, or was a contract or subcontract for the acquisition of a commercial item; and

(2) The modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial item to a contract or subcontract for the acquisition of an item other than a commercial item.

(B) For a commercial item exception, the Contractor shall provide, at a minimum, information on prices at which the same item or similar items have previously been sold that is adequate for evaluating the reasonableness of the price of the modification. Such information may include -

(1) For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller. Also explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price of recent sales in quantities similar to the proposed quantities.

(2) For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. In addition, describe the nature of the market.

(3) For items included on an active Federal Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.

(2) The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price. For items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to the Contractor’s determination of the prices to be offered in the catalog or marketplace.

(b) Requirements for certified cost or pricing data. If the Contractor is not granted an exception from the requirement to submit certified cost or pricing data, the following applies:

(i) In lieu of providing complete cost or pricing data in accordance with the clause at FAR 52.215-21 of this contract, the Contractor shall submit a subset of cost or pricing data, data other than certified cost or pricing data, and supporting attachments as specified by the Contracting Officer in the request for proposal for the modification. The Contracting Officer will list the specific cost or pricing data deemed necessary to stablish price reasonableness for this contract modification, and describe the required submission format for each type of data. At a minimum, the Contracting officer will identify the specific prior DoD purchases of the same or similar products for which the contractor is required to submit the actual cost of performance. The Contractor is not required to submit cost or pricing data that is not listed within the request for proposal for the modification, If the Contracting officer finds that additional cost or pricing data are needed in order to determine that the price is fair and reasonable, the Contracting Officer will issue an amendment to the request for proposal, and the Contractor will be required to submit the additional data.

(2)(i) As soon as practicable after agreement on price, but before award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, using the following language:

Certificate of Current Cost or Pricing Data for Contract Modifications Accomplished under the Authority of Section 890 of the National Defense Authorization Act (NDAA) for Fiscal Year (FY) 2019, as amended by Section 825 of the NDAA for FY 2020, Section 818 of the NDAA for 2023, and Section 841 of the NDAA for FY 2024.

This is to certify that, to the best of my knowledge and belief, the cost or pricing data required for this contract modification, in accordance with the request for proposal for this contract modification and the deviation clause at 25.215-7997, Requirements for Certified Cost or Pricing Date and Date Other Than Certified Cost or Pricing Data — Modifications —Section 890 Pilot Program (DEVIATION 2024-O0007), and submitted either actually or by specific identification in writing, to the Contracting Officer or to the Contraction Officer’s Representative in support of _____* are accurate, complete, and current as of ____**. This certification includes the cost or pricing data supporting any advance agreements and forward pricing rate agreements between the Contractor and the Government that are part of the proposal.

Firm ________________

Signature ____________

Name _______________

Title _______________

Date of execution***____________________

*Identify the proposal involved, giving the appropriate identifying number (e.g., RFP No.).

**Insert the day, month, and year when price negotiations were concluded and price agreement was reached or, if applicable, an earlier date agreed upon between the parties that is as close as practicable to the date of agreement on price.

***Insert the day, month, and year of signing, which should be as close as practicable to the date when the price negotiations were concluded and the contract price was agreed to.

(ii) The certificate does not constitute a representation as to the accuracy of the Contractor’s judgment on the estimate of future costs or projections. It applies to the data upon which the judgment or estimate was based. This distinction between fact and judgment should be clearly understood. With respect to the certified cost or pricing data required by paragraphs (b) or (d) of this clause, if the Contractor had information reasonably available at the time of agreement showing that the negotiated price was not based on accurate, complete, and current data, the Contractor’s responsibility is not limited by any lack of personal knowledge of the information on the part of its negotiators.

(iii) The Contracting Officer and Contractor are encouraged to reach a prior agreement on criteria for establishing closing or cutoff dates when appropriate in order to minimize delays associated with proposal updates. Closing or cutoff dates applicable to the cost or pricing data required by paragraphs (b)(1) or (d) of this clause should be included as part of the data submitted with the proposal and, before agreement on price, data should be updated by the contractor to the latest closing or cutoff dates for which the data are available. Use of cutoff dates coinciding with reports is acceptable, as certain data may not be reasonably available before normal periodic closing dates (e.g., actual indirect costs). Data within the Contractor’s or a subcontractor’s organization on matters significant to contractor management and to the Government will be treated as reasonably available, if that data was required to the submitted by paragraph (b)(1) or (d)(1) and (d)(2) of this clause. What is significant depends upon the circumstances of each acquisition.

(iv) Possession of a Certificate of Current Cost or Pricing Data is not a substitute for examining and analyzing the Contractor’s proposal.

(v) If certified cost or pricing data are requested by the Government and submitted by the Contractor, but an exception is later found to apply, the data shall not be certified considered cost or pricing data and shall not be certified in accordance with this subsection.

(3) The Contractor is responsible for determining whether a subcontractor qualifies for an exception from the requirement for submission of certified cost or pricing data on the basis of adequate price competition, i.e., two or more responsible offerors, competing independently, submit priced offers that satisfy the Government’s expressed requirement in accordance with FAR 15.403-1(c)(1).

(c) Requirements for data other than certified cost or pricing data.

(i) Data other than certified cost or pricing data submitted in accordance with this clause shall include all data necessary to permit a determination that the proposed price is fair and reasonable, to include the requirements in Defense Federal Acquisition Regulation Supplement (DFARS) 215.402(a)(i) and 215.404-1(b).

(ii) In cases in which uncertified cost data is required, the information shall be provided in the form in which it is regularly maintained by the Contractor or prospective subcontractor in its business operations.

(iii) The Contractor shall provide information described as follows: _______[Insert description of the data and the format that are required, including access to records necessary to permit an adequate evaluation of the proposed price in accordance with FAR 15.403-3].

(iv) Within 10 days of a written request from the Contracting Officer for additional information to support proposal analysis, the Contractor shall provide either the requested information, or a written explanation for the inability to fully comply.

(v) Subcontract price evaluation.

(A) The Contractor shall obtain from subcontractors the information necessary to support a determination of price reasonableness, as described in FAR part 15 and DFARS part 215.

(B) No cost information may be required from a prospective subcontractor in any case in which there are sufficient non-Government sales of the same item to establish reasonableness of price.

(C) If the Contractor relies on relevant sales data for similar items to determine the price is reasonable, the Contractor shall obtain only that technical information necessary-

(1) To support the conclusion that items are technically similar; and

(2) To explain any technical differences that account for variances between the proposed prices and the sales data presented.

(d) Subcontracts. The Contractor shall insert the substance of this clause, including this paragraph (d), but excluding paragraph (b), in all subcontracts exceeding the simplified acquisition threshold defined in FAR part 2.

(1) For subcontracts above the threshold for submission of certified cost or pricing data in FAR 15.403-4 to which the authority of the Section 890 pilot has been flowed down, in lieu of the requirements in paragraphs (a) and (b) of the clause at 52.215-13, Subcontractor Certified Cost or Pricing Data—Modifications, of this contract, the Contractor shall require the subcontractor to submit a subset of cost or pricing data (actually or by specific identification in writing) as specified in the request for proposal for the modification.

(i) The Contracting Officer will add paragraphs in the request for proposal as necessary to identify each first-tier subcontract to which the authority of the Section 890 pilot has been flowed down, and the specific certified cost or pricing data required for each subcontract. Contracting Officer will list the specific cost or pricing data deemed necessary to determine that the price is fair and reasonable for each subcontract, and describe the required submission format for each type of data. The type and extent of data required may differ based on the dollar value of the subcontract proposal, or other appropriate considerations. At a minimum, the Contracting Officer will identify the specific prior subcontracts awarded in support of the DoD purchases of the same or similar products for which the subcontractor is required to submit the actual cost of performance. The Contracting Officer will specify whether the authority of the Section 890 pilot is further flowed down to any lower-tier subcontract pertaining to each first-tier subcontract. Where the pilot authority is flowed down to lower-tier subcontracts, the Contracting Officer will describe the specific certified cost or pricing data that is to be provided by each affected lower-tier subcontractor. The subcontractor and lower tier subcontractors to which the pilot authority is owed down are not required to submit certified cost or pricing data that is not listed within the request for proposal.

(ii) In the event a subcontractor denies the Contractor access to the data described in paragraph (d)(1)(i) of this clause, the data may be provided directly to the Contracting Officer.

(iii) If a subcontractor is unable to provide the extent of historical actual cost experience required by paragraph (d)(1)(i), then the Contractor shall require the subcontractor to provide certified cost or pricing data in accordance with paragraph (d)(2) of this clause.

(iv) The Contractor shall require the subcontractor to certify in substantially the form prescribed in paragraph (b)(2) of this clause that, to the best of its knowledge and belief, the data submitted under paragraph (d)(1)(i) of this clause were accurate, complete, and current as of the date of agreement on the negotiated price of the subcontract or subcontract modification.

(2) For subcontracts above the threshold for submission of certified cost or pricing data in FAR 15.403-4 to which the authority of the Section 890 pilot has not been flowed down, the Contractor shall require the subcontractor to provide certified cost or pricing data in accordance with the clause at 52.215-13, Subcontractor Certified Cost or Pricing Data–Modifications, of this contract and shall require the subcontractor to certify in substantially the form prescribed in FAR 15.406-2 that, to the best of its knowledge and belief, the data submitted under paragraph (a) of this clause were accurate, complete, and current as of the date of agreement on the negotiated price of the subcontract or subcontract modification.

(End of clause)

252.227-7018	Rights in Other Than Commercial Technical Data and Computer Software-Small Business Innovation (Jan 2025) Research Program and Small Business Technology Transfer Program.

RIGHTS IN OTHER THAN COMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE-SMALL BUSINESS INNOVATION RESEARCH PROGRAM AND SMALL BUSINESS TECHNOLOGY TRANSFER PROGRAM (JAN 2025)

(a) Definitions. As used in this clause-

“Commercial computer software” means software developed or regularly used for nongovernmental purposes which-

(1) Has been sold, leased, or licensed to the public:

(2) Has been offered for sale, lease, or license to the public:

(3) Has not been offered, sold, leased, or licensed to the public but will be available for commercial sale, lease, or license in time to satisfy the delivery requirements of this contract; or

(4) Satisfies a criterion expressed in paragraph (1), (2), or (3) of this definition and would require only minor modification to meet the requirements of this contract.

“Computer database” means a collection of recorded data in a form capable of being processed by a computer. The term does not include computer software.

“Computer program” means a set of instructions, rules, or routines, recorded in a form that is capable of causing a computer to perform a specific operation or series of operations.

“Computer software” means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, ow charts, formulae, and related material that would enable the software to be reproduced, recreated, or recompiled. Computer software does not include computer databases or computer software documentation.

“Computer software documentation” means owner’s manuals, user’s manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.

“Covered Government support contractor” means a contractor (other than a litigation support contractor covered by 252.204-7014) under a contract, the primary purpose of which is to furnish independent and impartial advice or technical assistance directly to the Government in support of the Government’s management and oversight of a program or effort (rather than to directly furnish an end item or service to accomplish a program or effort), provided that the contractor-

(1) Is not affiliated with the prime contractor or a first-tier subcontractor on the program or effort, or with any direct competitor of such prime contractor or any such first-tier subcontractor in furnishing end items or services of the type developed or produced on the program or effort: and

(2) Receives access to the technical data or computer software for performance of a Government contract that contains the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends.

“Detailed manufacturing or process data” means technical data that describe the steps, sequences, and conditions of manufacturing, processing or assembly used by the manufacturer to produce an item or component or to perform a process.

“Developed” means-

(1) (Applicable to technical data other than computer software documentation.) An item, component, or process, exists and is workable. Thus, the item or component must have been constructed or the process practiced. Workability is generally established when the item, component, or process has been analyzed or tested sufficiently to demonstrate to reasonable people skilled in the applicable art that there is a high probability that it will operate as intended. Whether, how much, and what type of analysis or testing is required to establish workability depends on the nature of the item, component, or process, and the state of the art. To be considered “developed,” the item, component, or process need not be at the stage where it could be offered for sale or sold on the commercial market, nor must the item, component or process be actually reduced to practice within the meaning of Title 35 of the United States Code;

(2) A computer program has been successfully operated in a computer and tested to the extent sufficient to demonstrate to reasonable persons skilled in the art that the program can reasonably be expected to perform its intended purpose;

(3) Computer software, other than computer programs, has been tested or analyzed to the extent sufficient to demonstrate to reasonable persons skilled in the art that the software can reasonably be expected to perform its intended purpose; or

(4) Computer software documentation required to be delivered under a contract has been written, in any medium, in sufficient detail to comply with requirements under that contract.

“Developed exclusively at private expense” means development was accomplished entirely with costs charged to indirect cost pools, costs not allocated to a government contract, or any combination thereof.

(1) Private expense determinations should be made at the lowest practicable level.

(2) Under fixed-price contracts, when total costs are greater than the firm--price or ceiling price of the contract, the additional development costs necessary to complete development shall not be considered when determining whether development was at government, private, or mixed expense.

“Developed exclusively with government funds” means development was not accomplished exclusively or partially at private expense.

“Developed with mixed funding” means development was accomplished partially with costs charged to indirect cost pools and/or costs not allocated to a government contract, and partially with costs charged directly to a government contract.

“Form, fit, and function data” means technical data that describe the required overall physical, functional, and performance characteristics (along with the qualification requirements, if applicable) of an item, component, or process to the extent necessary to permit identification of physically and functionally interchangeable items.

“Generated” means, with respect to technical data or computer software, first created in the performance of this contract.

“Government purpose” means any activity in which the United States Government is a party, including cooperative agreements with international or multi-national defense organizations or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software for commercial purposes or authorize others to do so.

“Government purpose rights” means the rights to-

(1) Use, modify, reproduce, release, perform, display, or disclose technical data or computer software within the Government without restriction; and

(2) Release or disclose technical data or computer software outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose that data for United States Government purposes.

“Limited rights” means the rights to use, modify, reproduce, release, perform, display, or disclose technical data, in whole or in part, within the Government. The Government may not, without the written permission of the party asserting limited rights, release or disclose the technical data outside the Government, use the technical data for manufacture, or authorize the technical data to be used by another party, except that the Government may reproduce, release, or disclose such data or authorize the use or reproduction of the data by persons outside the Government if-

(1) The production, release, disclosure, or use is-

(i) Necessary for emergency repair or

(ii) A release or disclosure to-

(A) A covered Government support contractor in performance of its covered Government support contracts for use, modification, reproduction, performance, display, or release or disclosure to a person authorized to receive limited rights technical data; or

(B) A foreign government, of technical data other than detailed manufacturing or process data, when use of such data by the foreign government is in the interest of the Government and is required for evaluational or informational purposes;

(2) The recipient of the technical data is subject to a prohibition on the further reproduction, release, disclosure, or use of the technical data; and

(3) The Contractor or subcontractor asserting the restriction is notified of such reproduction, release, disclosure, or use.

“Minor modification” means a modification that does not significantly alter the nongovernmental function or purpose of computer software or is of the type customarily provided in the commercial marketplace.

“Other than commercial computer software” means software that does not qualify as commercial computer software under the of “commercial computer software” of this clause.

“Restricted rights” apply only to other than commercial computer software and mean the Government’s rights to-

(1) Use a computer program with one computer at one time. The program may not be accessed by more than one terminal or central processing unit or time shared unless otherwise permitted by this contract;

(2) Transfer a computer program to another Government agency without the further permission of the Contractor if the transferor destroys all copies of the program and related computer software documentation in its possession and the licensor of the transfer. Transferred programs remain subject to the provisions of this clause;

(3) Make a reasonable number of copies of the computer software required for the purposes of safekeeping (archive), backup, or other activities authorized in paragraphs (1), (2), and (4) through (7) of this definition;

(4) Modify computer software provided that the Government may-

(i) Use the software only as provided in paragraphs (1) and (3) of this and

(ii) Not release or disclose the software except as provided in paragraphs (2), (5), (6), and (7) of this definition;

(5) Use and permit contractors or subcontractors performing service contracts (see 37.101 of the Federal Acquisition Regulation) in support of this or a related contract to use, computer software to diagnose and correct in a computer program, to modify computer software to enable a computer program to be combined with, adapted to, or merged with other computer programs or when necessary to respond to urgent tactical situations, provided that-

(i) The Government the party which has granted restricted rights that any such release or disclosure to particular contractors or subcontractors was made;

(ii) Such contractors or subcontractors are subject to the nondisclosure agreement at 227.7103-7 of the Defense Federal Acquisition Regulation Supplement or are Government contractors receiving access to the software for performance of a Government contract that contains the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-

(iii) The Government shall not permit the recipient to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (4) of this definition, for any other purpose; and

(iv) Such use is subject to the limitations in paragraphs (1) through (3) of this definition;

(6) Use, and permit contractors or subcontractors performing emergency repairs or overhaul of items or components of items procured under this or a related contract to use, the computer software when necessary to perform the emergency repairs or overhaul, or to modify the computer software to the repairs or overhaul made, provided that-

(i) The intended recipient is subject to the nondisclosure agreement at 227.7103-7 or is a Government contractor receiving access to the software for performance of a Government contract that contains the clause at 252.227-7025, Limitations on the Use or Disclosure of Government Furnished Information Marked with

(ii) The Government shall not permit the recipient to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (4) of this definition, for any other purpose; and

(iii) Such use is subject to the limitations in paragraphs (1) through (3) of this and

(7) Use, modify, reproduce, perform, display, or release or disclose computer software to a person authorized to receive restricted rights computer software for management and oversight of a program or effort, and permit covered Government support contractors in the performance of covered Government support contracts that contain the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends, to use, modify, reproduce, perform, display, or release or disclose the computer software to a person authorized to receive restricted rights computer software, provided that-

(i) The Government shall not permit the covered Government support contractor to decompile, disassemble, or reverse engineer the software, or use software

(ii) Such use is subject to the limitations in paragraphs (1) through (4) of this

“Small Business Innovation Research/Small Business Technology Transfer (SBIR/STTR) data” means all technical data or computer software developed or generated in the performance of a phase I, II, or III SBIR/STTR contract or subcontract.

“SBIR/STTR data protection period” means the time period during which the Government is obligated to protect SBIR/STTR data against unauthorized use and disclosure in accordance with SBIR/STTR data rights. The SBIR/STTR data protection period begins on the date of award of the contract under which the SBIR/STTR data are developed or generated and ends 20 years after that date unless, after the award, the agency and the Contractor negotiate for some other protection period for the SBIR/STTR data developed or generated under that contract.

“SBIR/STTR data rights” means the rights, during the SBIR/STTR data protection period, in SBIR/STTR data covered by paragraph (c)(5) of this clause, as follows:

(1) Limited rights in such SBIR/STTR technical and

(2) Restricted rights in such SBIR/STTR computer software.

“Technical data” means recorded information, regardless of the form or method of the recording, of a scientific or technical nature (including computer software documentation). The term does not include computer software or financial, administrative, cost or pricing, or management information, or information incidental to contract administration.

“Unlimited rights” means rights to use, modify, reproduce, release, perform, display, or disclose, technical data or computer software in whole or in part, in any manner and for any purpose whatsoever, and to have or authorize others to do so.

(b) Applicability. This clause governs all SBIR/STTR data. For any data that are not SBIR/STTR data-

(1) The clause at Defense Federal Acquisition Regulation Supplement (DFARS) 252.227-7013, Rights in Technical Data-Other Than Commercial Products and Commercial Services, governs the technical data pertaining to other than commercial products and commercial services or to any portion of a commercial product or commercial service that was developed in any part at Government expense, and the clause at DFARS 252.227-7015, Technical Data-Commercial Products and Commercial Services, governs the technical data pertaining to any portion of a commercial product or commercial service that was developed exclusively at private expanse;

(2) The clause at DFARS 252.227-7014, Rights in Other Than Commercial Computer Software and Other Than Commercial Computer Software Documentation, governs other than commercial computer software and other than commercial computer software documentation; and

(3) A license consistent with DFARS 227.7202 governs commercial computer software and commercial computer software documentation.

(c) Rights in technical data and computer software. The Contractor grants or shall obtain for the Government the following royalty-free, worldwide, nonexclusive, irrevocable license rights in technical data or other than commercial computer software. All rights not granted to the Government are retained by the Contractor.

(1) Unlimited rights. The Government shall have unlimited rights in technical data or computer software, including such data generated under this contract, that are-

(i) Form, fit, and function data;

(ii) Necessary for installation, operation, maintenance, or training purposes (other than detailed manufacturing or process data);

(iii) Corrections or changes to Government-furnished technical data or computer software;

(iv) Otherwise publicly available or have been released or disclosed by the Contractor or a subcontractor without restrictions on further use, release, or disclosure other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the technical data or computer software to another party or the sale or transfer of some or all of a business entity or its assets to another party;

(v) Technical data or computer software in which the Government has acquired previously unlimited rights under another Government contract or as a result of negotiations;

(vi) Technical data or computer software furnished to the Government, under this or any other Government contract or subcontract thereunder, with license rights for which all restrictive conditions on the Government have expired; and

(vii) Computer software documentation generated or required to be delivered under this contract.

(2) Government purpose rights.

(i) The Government shall have government purpose rights for the period in paragraph (c)(2)(ii) of this clause in data that are-

(A) Not SBIR/STTR data, and are-

(1) Technical data pertaining to items, components, or processes developed with mixed funding, or are computer software developed with mixed funding, except when the Government is entitled to unlimited rights in such data as provided in paragraph (c)(1) of this clause;

(2) Created with mixed funding in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes; or

(B) SBIR/STTR data, upon expiration of the SBIR/STTR data protection period.

(ii)(A) For the non-SBIR/STTR data described in paragraph (c)(2)(i)(A) of this clause, the Government shall have government purpose rights for a period of 5 years, or such other period as may be negotiated. This period shall commence upon award of the contract, subcontract, letter contract (or similar contractual instrument), or contract (including a to exercise an option) that required development of the items, components, or processes, or creation of the data described in paragraph (c)(2)(i)(A)(2) of this clause. Upon expiration of the 5-year or other negotiated period, the Government shall have unlimited rights in the data.

(B) For the SBIR/STTR data described in paragraph (c)(2)(i)(B) of this clause, the Government shall have government purpose rights perpetually. This Government purpose rights period commences upon the expiration of the SBIR/STTR data protection period.

(iii) The Government shall not release or disclose data in which it has government purpose rights unless-

(A) Prior to release or disclosure, the intended recipient is subject to the nondisclosure agreement at DFARS 227.7103-7 or

(B) The recipient is a Government contractor receiving access to the data for performance of a Government contract that contains the clause at DFARS 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends.

(iv) The Contractor has the exclusive right, including the right to license others, to use technical data in which the Government has obtained government purpose rights under this contract for any commercial purpose during the time period specified in the government purpose rights marking prescribed in paragraph (g)(3) of this clause.

(3) Limited rights. The Government shall have limited rights in technical data, that were not generated under this contract, pertain to items, components, or processes developed exclusively at private expense, and are marked, in accordance with the marking instructions in paragraph (g)(1) of this clause, with the legend prescribed in paragraph (g)(4) of this clause.

(4) Restricted rights in computer software. The Government shall have restricted rights in other than commercial computer software required to be delivered or otherwise furnished to the Government under this contract that were developed exclusively at private expense and were not generated under this contract.

(5) SBIR/STTR data rights. Except for technical data, including computer software documentation, or computer software in which the Government has unlimited rights under paragraph (c)(1) of this clause, the Government shall have SBIR/STTR data rights, during the SBIR/STTR data protection period of this contract, in all SBIR/ STTR data developed or generated under this contract. This protection period is not extended by any subsequent SBIR/STTR contracts under which any portion of that SBIR/STTR data is used or delivered. The SBIR/STTR data protection period of any such subsequent SBIR/STTR contract applies only to the SBIR/STTR data that are developed or generated under that subsequent contract. The SBIR/STTR data protection period is governed by the version of this clause that is incorporated in the contract under which the SBIR/STTR data are developed or generated. If the SBIR/STTR data were developed or generated under a contract that included a previous version of this clause, then the SBIR/STTR data protection period is governed by that previous version of this clause.

(6) Specifically negotiated license rights. After contract award, the standard license rights granted to the Government under paragraphs (c)(1) through (5) of this clause may be modified by mutual agreement to provide such rights as the parties consider appropriate but shall not provide the Government lesser rights in technical data, including computer software documentation, than are enumerated in the definition of “limited rights” of this clause or lesser rights in computer software than are enumerated in the definition of “restricted rights” of this clause. Any rights so negotiated shall be identified in a license agreement made part of this contract.

(7) Prior government rights. Technical data, including computer software documentation, or computer software that will be delivered, furnished, or otherwise provided to the Government under this contract, in which the Government has previously obtained rights shall be delivered, furnished, or provided with the preexisting rights, unless-

(i) The parties have agreed otherwise; or

(ii) Any restrictions on the rights to use, modify, release, perform, display, or disclose the technical data or computer software have expired or no longer apply.

(8) Release from liability. The Contractor agrees to release the Government from liability for any release or disclosure of technical data, computer software, or computer software documentation made in accordance with the definitions of “Government purpose,” “other than commercial computer software,” or paragraph (c)(5) of this clause, or in accordance with the terms of a license negotiated under paragraph (c)(6) of this clause, or by others to whom the recipient has released or disclosed the data, software, or documentation and to seek relief solely from the party who has improperly used, modified, reproduced, released, performed, displayed, or disclosed Contractor data or software marked with restrictive legends.

(9) Covered Government support contractors.. The Contractor acknowledges that-

(i) Limited rights technical data and restricted rights computer software are authorized to be released or disclosed to covered Government support contractors;

(ii) The Contractor will be of such release or

(iii) The Contractor may require each such covered Government support contractor to enter into a nondisclosure agreement directly with the Contractor (or the party asserting restrictions as in a restrictive legend) regarding the covered Government support use of such data or software, or alternatively that the Contractor (or party asserting restrictions) may waive in writing the requirement for a nondisclosure agreement; and

(iv) Any such nondisclosure agreement shall address the restrictions on the covered Government support use of the data or software as set forth in the clause at DFARS 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends. The nondisclosure agreement shall not include any additional terms and conditions unless mutually agreed to by the parties to the nondisclosure agreement.

(d) Rights in derivative computer software or computer software documentation. The Government shall retain its rights in the unchanged portions of any computer software or computer software documentation delivered under this contract that the Contractor uses to prepare, or includes in, derivative software or documentation.

(e) Third party copyrighted technical data and computer software. The Contractor shall not, without the written approval of the Contracting Officer, incorporate any copyrighted technical data, including computer software documentation, or computer software in the data or software to be delivered under this contract unless the Contractor is the copyright owner or has obtained for the Government the license rights necessary to perfect a license or licenses in the deliverable data or software of the appropriate scope set forth in paragraph (c) of this clause and, prior to delivery of such-

(1) Technical data, has to the transmittal document a statement of the license rights obtained; or

(2) Computer software, has provided a statement of the license rights obtained in a form acceptable to the Contracting Officer.

(f) Identification and delivery of technical data or computer software to be furnished with restrictions on use, release, or disclosure.

(1) This paragraph does not apply to technical data or computer software that were or will be generated under this contract or to restrictions based solely on copyright.

(2) Except as provided in paragraph (f)(3) of this clause, technical data or computer software that the Contractor asserts should be furnished to the Government with restrictions on use, release, or disclosure is identified in an attachment to this contract (the Attachment). The Contractor shall not deliver any technical data or computer software with restrictive markings unless the technical data or computer software are listed on the Attachment.

(3) In addition to the assertions made in the Attachment, other assertions may be identified after award when based on new information or inadvertent omissions unless the inadvertent omissions would have materially affected the source selection decision. Such identification and assertion shall be submitted to the Contracting Officer as soon as practicable prior to the scheduled date for delivery of the technical data or computer software, in the following format, and signed by an official authorized to contractually obligate the Contractor:

Identification and Assertion of Restrictions on the Government’s Use, Release, or Disclosure of Technical Data or Computer Software.

The Contractor asserts for itself, or the persons identified below, that the Government’s rights to use, release, or disclose the following technical data or computer software should be restricted:

Technical Data or			Name of
Computer Software		Asserted	Person
to be Furnished	Basis for	Rights	Asserting
With Restrictions[1]	Assertion[2]	Category[3]	Restrictions[4]

CLIN 0001 CDRL A001 - Program Kickoff Documents	The US Government will be funding the launch for the Delivery Rocket demonstration mission, and some of the ight hardware fabrication for Ursa Major and Katalyst Space, but Gravitics will be privately funding the design, development, and most of the hardware production for the spacecraft and the Delivery Rocket.	Limited Rights	Gravitics, Inc.

CLIN ALL CDRL A002 - Test Reports for the Pathfinder Spacecraft, Hatch and Deployment Kit, and Delivery Rocket including: Production and Protoqual Testing Reports Draft/Final RVTM Functional test reports Performance test reports Post Launch Briefings Mission Checkout Briefings Flight Technical Data Package After-Action Report

The US Government will be funding the launch for the Delivery Rocket demonstration mission, and some of the flight hardware fabrication for Ursa Major and Katalyst Space, but Gravitics will be privately funding the design, development, and most of the flight hardware production for the Pathfinder spacecraft and the Delivery Rocket.

		Limited Rights	Gravitics, Inc.

CLIN Multiple CDRL A003- Requirements Reviews for the Pathfinder Spacecraft and Delivery Rocket, including: Combined SRR and SDR Mission Concept Reviews LSA Documentation and LLI procurement plan Ground System Plan Review Ground System Readiness Review Production Build Reports and Pre-Ship Reviews Flight Readiness Review ICDs for Delivery Rocket/Deployment Kit to Launch Vehicle integration ICDs for relevant software/ground interface for Delivery Rocket Rideshare Delivery Rocket deployment system Demo Mission Deployment and Delivery

	The US Government will be funding the launch for the Delivery Rocket demonstration mission, and some of the flight hardware fabrication for Ursa Major and Katalyst Space, but Gravitics will be privately funding the design, development, and most of the hardware production for the spacecraft and the Delivery Rocket.	Limited Rights	Gravitics, Inc.

CLIN 0003 CDRL A004 - Preliminary Design Review documentation for both the Pathfinder Spacecraft and Delivery Rocket

The US Government will be funding the launch for the Delivery Rocket demonstration mission, and some of the flight hardware fabrication for Ursa Major and Katalyst Space, but Gravitics will be privately funding the design, development, and most of the flight hardware production for the Pathfinder spacecraft and the Delivery Rocket.

		Limited Rights	Gravitics, Inc.

CLIN 0004 CDRL A005 - Critical Design Review documentation for the Pathfinder Spacecraft, Hatch and Deployment Kit, and Delivery Rocket

The US Government will be funding the launch for the Delivery Rocket demonstration mission, and some of the flight hardware fabrication for Ursa Major and Katalyst Space, but Gravitics will be privately funding the design, development, and most of the flight hardware production for the Pathfinder spacecraft and the Delivery Rocket.

		Limited Rights	Gravitics, Inc.

CLIN 0005 CDRL A006 - Integration and Englneering Artifacts including: TacRS Kit, Hatch, and Deployment Kit to Launch Vehicle ICD Delivery Rocket to Mission Vehicle ICD Delivery Rocket deployment system operator’s user guide ICD for GSE and integration procedures for the Pathflnder Spacecraft, Delivery Rocket, and Mission Vehicle Delivery Rocket Production Report C2 Hierarchy Chart	The US Government will be funding the launch for the Delivery Rocket demonstration mission, and some of the flight hardware fabrication for Ursa Major and Katalyst Space, but Gravitics will be privately funding the design, development, and most of the flight hardware production for the Pathfinder spacecraft and the Delivery Rocket.	Limited Rights	Gravitics, Inc.

CLIN 0006 CDRL A007 - Program Conclusion Documents

The US Government will be funding the launch for the Delivery Rocket demonstration mission, and some of the flight hardware fabrication for Ursa Major and Katalyst Space, but Gravitics will be privately funding the design, development, and most of the flight hardware production for the Pathfinder spacecraft and the Delivery Rocket.

		Limited Rights	Gravitics, Inc.

CLIN 0007 CDRL A008 Quarterly Status Reports	The US Government will be funding the launch for the Delivery Rocket demonstration mission, and some of the flight hardware fabrication for Ursa Major and Katalyst Space, but Gravitics will be privately funding the design, development, and most of the flight hardware production for the Pathfinder spacecraft and the Delivery Rocket.	Limited Rights	Gravitics, Inc.

CLIN 0003 CDRL A004 and CLIN 0004 CDRL A005 - Delivery Rocket Preliminary Design Review and Critical Design Review Documentation regarding the Ursa Major Draper Engine main combustion injector, catalysts, and engine material compatibility.

	Developed under and SBIR Contract (SBIR Contract #FA864921P0864)	SBIR Data Rights	Ursa Major Technologies, Inc.

CLIN 0003 CDRL A004 and CLIN 0004 CDRL A005 - Delivery Rocket Preliminary Design Review and Critical Design Review Documentation regarding the Ursa Major Draper Engine including information regarding the propulsion system control hardware and software, TVC system derived from Hadley, and info on small rocket engine development process.

(All other Draper related details in these CLINs provided with Government purpose rights as they were developed partially at private expense)

	Developed Exclusively at Private Expense	Limited Rights	Ursa Major Technologies, Inc.

CLIN ALL CDRL A002 and CLIN Multiple CDRL A003 -Test reports and requirements reviews CLIN 0003 CDRL A004 and CLIN 0004 CDRL A005- PDR and CDR documentation for both Pathfinder and Delivery Rocket. Detailed design, analysis, and test results for Katalyst Electrical Power System (including Power Distribution Unit, Solar Array Conditioning Unit, and firmware), Battery Packs, and Flight Computer.	Developed Exclusively at Private Expense	Limited Rights	Katalyst Space Technologies, LLC

1 If the assertion is applicable to items, components, or processes developed at private expense, identify both the technical data and each such item, component, or process.

2 Generally, development at private expense, either exclusively or partially, is the only basis for asserting restrictions on the Government’s rights to use, release, or disclose technical data or computer software. Indicate whether development was exclusively or partially at private expense. If development was not at private expense, enter the specific reason for asserting that the Government’s rights should be restricted.

3 Enter asserted rights category (e.g., limited rights, restricted rights, government purpose rights, or government purpose license rights from a prior contract, SBIR/STTR data rights under this or another contract, or specifically negotiated licenses).

4 Corporation, individual, or other person, as appropriate.

Date	20260317

Printed Name and Title	Michael Bowker

Signature

(End of identification and assertion)

(4) When requested by the Contracting Officer, the Contractor shall provide sufficient information to enable the Contracting8 Officer to evaluate the Contractor’s assertions. The Contracting Officer reserves the right to add the Contractor’s assertions to the Attachment and validate any listed assertions, at a later date, in accordance with the procedures in the DFARS 252.227-7019, Validation of Asserted Restrictions-Computer Software, and/or DFARS 252.227-7037, Validation of Restrictive Markings on Technical Data, clauses of this contract.

(g) Marking requirements. The Contractor, and its subcontractors or suppliers, may only assert restrictions on the Government’s rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software to be delivered under this contract by marking the deliverable data or software subject to restriction. Except as provided in paragraph (g)(8) of this clause, only the following markings are authorized under this contract: the government purpose rights marking at paragraph (g)(3) of this clause; the limited rights legend at paragraph (g)(4) of this clause; the restricted rights legend at paragraph (g)(5) of this clause; the SBIR/STTR data rights legend at paragraph (g)(6) of this clause; the special license rights legend at paragraph (g)(7) of this clause; and a notice of copyright as prescribed under 17 U.S.C. 401 or 402.

(1) General marking instructions. The Contractor, or its subcontractors or suppliers, shall conspicuously and legibly mark the appropriate legend to all technical data and computer software that qualify for such markings. The authorized legends shall be placed on the transmittal document or storage container and, for printed material, each page of the printed material containing technical data or computer software for which restrictions are asserted. When only portions of a page of printed material are subject to the asserted restrictions, such portions shall be identified by circling, underscoring, with a note, or other appropriate identifier. Technical data or computer software transmitted directly from one computer or computer terminal to another shall contain a notice of asserted restrictions. However, instructions that interfere with or delay the operation of computer software in order to display a restrictive rights legend or other license statement at any time prior to or during use of the computer software, or otherwise cause such interference or delay, shall not be inserted in software that will or might be used in combat or situations that simulate combat conditlons, unless the Contracting Officer’s written permission to deliver such software has been obtained prior to delivery. Reproductions of technical data, computer software, or any portions thereof subject to asserted restrictions shall also reproduce the asserted restrictions.

(2) Omitted markings.

(i) Technical data, computer software, or computer software documentation delivered or otherwise provided under this contract without restrictive markings shall be presumed to have been delivered with unlimited rights. To the extent practicable, if the Contractor has requested permission (see paragraph (g)(2)(ii) of this clause) to correct an inadvertent omission of markings, the Contracting Officer will not release or disclose the technical data, softw are, or documentation pending evaluation of the request.

(ii) The Contractor may request permission to have conforming and justified restrictive markings placed on unmarked technical data, computer software, or computer software documentation at its expense. The request must be received by the Contracting Officer within 6 months following the furnishing or delivery of such technical data, software, or documentation, or any extension of that time approved by the Contracting Officer. The Contractor shall-

(A) Identify the technical data, software, or documentation that should have been marked;

(B) Demonstrate that the omission of the marking was inadvertent, the proposed marking is justified and conforms with the requirements for the marking of technical data, computer software, or computer software documentation contained in this clause; and

(C) Acknowledge, in writing, that the Government has no liability with respect to any disclosure, reproduction, or use of the technical data, software, or documentation made prior to the addition of the marking or resulting from the omission of the marking.

(3) Government purpose rights markings. Technical data or computer software delivered or otherwise furnished to the Government with government purpose rights shall be marked as follows:

GOVERNMENT PURPOSE RIGHTS

Contract Number

Contractor Name

Contractor Address

Expiration Date

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose these technical data or computer software are restricted by paragraph (c)(2) of the DFARS 252.227-7018, Rights in Other Than Commercial Technical Data and Computer Software-Small Business Innovation Research Program and Small Business Technology Transfer Program, clause contained in the above identified contract. No restrictions apply after the expiration date shown above. Any reproduction of technical data or computer software or portions thereof marked with this restrictive marking must also reproduce the markings.

(End of legend)

(4) Limited rights markings. Technical data not generated under this contract that pertain to items, components, or processes developed exclusively at private expense and delivered or otherwise furnished with limited rights shall be marked as follows:

LIMITED RIGHTS

	Contract Number	______________

	Contractor Name	______________

	Contractor Address	______________

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (c)(3) of the DFARS 252.227-7018, Rights in Other Than Commercial Technical Data and Computer Software-Small Business Innovation Research Program and Small Business Technology Transfer Program, clause contained in the above contract. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above named Contractor.

(End of legend)

(5) Restricted rights markings. Computer software delivered or otherwise furnished to the Government with restricted rights shall be marked as follows:

RESTRICTED RIGHTS

	Contract Number	______________

	Contractor Name	______________

	Contractor Address	______________

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose this software are restricted by paragraph (c)(4) of the DFARS 252.227-7018, Rights in Other Than Commercial Technical Data and Computer Software-Small Business Innovation Research Program and Small Business Technology Transfer Program, clause contained in the above identified contract. Any reproduction of computer software or portions thereot marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such software must promptly notify the above named Contractor.

(End of legend)

(6) SBIR/STTR data rights markings. Except for technical data or computer software in which the Government has acquired unlimited rights under paragraph (c) (1) of this clause or negotiated special license rights as provided in paragraph (c)(5) of this clause, technical data or computer software generated under this contract shall be marked as follows. The Contractor shall enter the expiration date for the SBIR/STTR data protection period on the legend:

SBIR/STTR DATA RIGHTS

Contract Number	_____________________

Contractor Name	_____________________

Contractor Address	_____________________

Expiration of SBIR/STTR Data Protection Period	_____________________

Expiration of the Government Purpose Rights Period	_____________________

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software marked with this legend are restricted during the period shown as provided in paragraph (c)(5) of the DFARS 252.227-7018, Rights in Other Than Commercial Technical Data and Computer Software-Small Business Innovation Research Program and Small Business Technology Transfer Program, clause contained in the above identified contract After the SBIR/STTR data protection period expiration date shown above, the Government has perpetual government purpose rights as provided in paragraph (c)(4) of that clause, unless otherwise indicated by the government purpose rights expiration date shown above. Any reproduction of technical data, computer software, or portions thereof marked with this legend must also reproduce the markings.

(End of legend)

(7) Special license rights markings.

(i) Technical data or computer software in which the Government’s rights stem from a specifically negotiated license shall be marked as follows:

SPECIAL LICENSE RIGHTS

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose this technical data or computer software are restricted by Contract Number            [Insert license identifier]              License Number           [Insert license identifier]Any reproduction of technical data, computer software, or portions thereof marked with this legend must also reproduce the markings.

(End of legend)

(ii) For purposes of this clause, special licenses do not include government purpose license rights acquired under a prior contract (see paragraph (c)(7) of this clause).

(8) Preexisting data markings. If the terms of a prior contract or license permitted the Contractor to restrict the Government’s rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software, and those restrictions are still applicable, the Contractor may mark such data or software with the appropriate restrictive legend for which the data or software qualified under the prior contract or license. The Contractor shall follow the marking procedures in paragraph (g) (1) of this clause.

(h) Contractor procedures and records. Throughout performance of this contract, the Contractor, and its subcontractors or suppliers that will deliver technical data or computer software with other than unlimited rights, shall-

(1) Have, maintain, and follow written procedures sufficient to assure that restrictive markings are used only when authorized by the terms of this clause; and

(2) Maintain records sufficient to justify the validity of any restrictive markings on technical data or computer software delivered under this contract.

(i) Removal of unjustified and nonconforming markings.

(1) Unjustified markings. The rights and obligations of the parties regarding the validation of restrictive markings on technical data or computer software furnished or to be furnished under this contract are contained in the DFARS 252.227-7037, Validation of Restrictive Markings on Technical Data, and the DFARS 252.227-7019, Validation of Asserted Restrictions-Computer Software, clauses of this contract, respectively. Notwithstanding any provision of this contract concerning inspection and acceptance, the Government may ignore or, at the Contractor’s expense, correct or strike a marking if, in accordance with the applicable procedures of those clauses, a restrictive marking is determined to be unjustified,

(2) Nonconforming markings. A nonconforming marking is a marking placed on technical data or computer software delivered or otherwise furnished to the Government under this contract that is not in the format authorized by this contract. Correction of nonconforming markings is not subject to the DFARS 252.227-7037, Validation of Restrictive Markings on Technical Data, or the DFARS 252.227-7019, Validation of Asserted Restrictions-Computer Software, clause of this contract. If the Contracting Officer notifies the Contractor of a nonconforming marking or markings and the Contractor fails to remove or correct such markings within 60 days, the Government may ignore or, at the Contractor’s expense, remove or correct any nonconforming markings.

(j) Relation to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government under any patent.

(k) Limitation on charges for rights in technical data or computer software.

(1) The Contractor shall not charge to this contract any cost, including but not limited to, license fees, royalties, or similar charges, for rights in technical data or computer software to be delivered under this contract when-

(i) The Government has acquired, by any means, the same or greater rights in the data or software; or

(ii) The data are available to the public without restrictions.

(2) The limitation in paragraph (k)(1) of this clause-

(i) Includes costs charged by a subcontractor or supplier, at any tier, or costs incurred by the Contractor to acquire rights in subcontractor or supplier technical data or computer software, if the subcontractor or supplier has been paid for such rights under any other Government contract or under a license conveying the rights to the Govemment; and

(ii) Does not include the reasonable costs of reproducing, handling, or mailing the documents or other media in which the technical data or computer software will be delivered.

(l) Subcontractors or suppliers.

(1) The Contractor shall assure that the rights afforded its subcontractors and suppliers under 10 U.S.C. 3771-3775, 10 U.S.C. 3781-3786, 15 U.S.C. 638(j)(1)(B) (iii) and (v), and the identification, assertion, and delivery processes required by paragraph (f) of this clause are recognized and protected.

(2) Whenever any other than commercial technical data or computer software is to be obtained from a subcontractor or supplier for delivery to the Government under this contract, the Contractor shall use the following clauses in the subcontract or other contractual instrument, and require its subcontractors or suppliers to do so, without alteration, except to identify the parties:

(i) Except as provided in paragraph (l)(2)(ii) of this clause, use this clause to govern SBIR/STTR data.

(ii) For data that are not SBIR/STTR data-

(A) Use the clause at DFARS 252.227-7013, Rights in Technical Data-Other Than Commercial Products and Commercial Services, to govern the technical data pertaining to other than commercial products or commercial services or to any portion of a commercial product or commercial service that was developed in any part at Government expense, and use the clause at DFARS 252.227-7015, Technical Data-Commercial Products and Commercial Services, to govern the technical data pertaining to any portion of a commercial product or commercial service that was developed exclusively at private expense;

(B) Use the DFARS clause at 252.227-7014, Rights in Other Than Commercial Computer Software and Other Than Commercial Computer Software Documentation, to govern other than commercial computer software and computer software documentation; and

(C) Use the license under which the data are customarily provided to the public, in accordance with DFARS 227.7202, for commercial computer software and commercial computer software documentation.

(i) Nothing in this clause shall be construed as authorization of voluntary services whose acceptance is otherwise prohibited under 31 U.S.C. 1342.

(j) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:

On execution of contract	$	__________
(month) (day), (year)______	$	__________
(month) (day), (year)______	$	__________
(month) (day), (year)______	$	__________

(End of clause)

252.232-7013	Performance-Based Payments-Deliverable-Item Basis	(Dec 2022)

PERFORMANCE-BASED PAYMENTS-DELIVERABLE-ITEM BASIS (DEC 2022)

(a) Performance-based payments shall form the basis for the contract financing payments provided under this contract and shall apply to Contra ct Line Item Numbers (CLIN(s)) 0001, 0003 and 0004[Contracting Officer insert applicable CLIN(s)]. The performance-based payments schedule (Contract Attachment Performance Based Payment Schedule) describes the basis for payment, to include identification of the individual payment events, CLINs to which each event applies, evidence of completion, and amount of payment due upon completion of each event.

(b) In accordance with 10 U.S.C. 3802(c), the Contractor’s financial statements shall be in compliance with Generally Accepted Accounting Principles in order to receive performance-based payments.

(c)(1) The Contractor shall, in addition to providing the information required by FAR 52.232-32, submit information for all payment requests using the following format:

Current performance-based payment(s) event(s) addressed by this request:

Contractor shall identify-	Amount	Totals

(1a) Negotiated value of all previously completed performance-based payment(s) events(s);	____	____
(1b) Negotiated value of the current performance-based payment(s) event(s);	____	____
(1c) Cumulative negotiated value of performance-based payment(s) event(s) completed to date (1a) + (1b); and	____	____
(2) Total costs incurred to date.	____	____

(2) Incurred cost is determined by the Contractor’s accounting books and records, to which the Contractor shall provide access upon request of the Contracting Officer. An acceptable accounting system in accordance with DFARS 252.242-7006 is not required for reporting of incurred costs under this clause. If the Contractor’s accounting system is not capable of tracking costs on a job order basis, the Contractor shall provide a realistic approximation of the allocation of incurred costs attributable to this contract in accordance with the Contractor’s accounting system. FAR 52.232-32(m) does not require certification of incurred costs.

(d) Security for financing.

(1) Title to the property described in paragraph (f) of the clause at FAR 52.232-32, Performance-Based Payments, is the preferred security for receipt of performance-based payments.

(2)(i) If the Contractor’s accounting system is not capable of identifying and tracking through the build the property that is allocable and properly chargeable to this contract, the Contracting Officer may consider acceptance of one or a combination of the following alternative forms of security sufficient to constitute adequate security for the performance-based payments and so specify in the contract, consistent with FAR 32.202-4.

(A) A paramount lien on assets.

(B) An irrevocable letter of credit from a federally insured financial institution.

(C) A bond from a surety, acceptable in accordance with FAR part 28.

(D) A guarantee of repayment from a person or corporation of demonstrated liquid net worth, connected by significant ownership interest to the Contractor.

(E) Title to identified Contractor assets of adequate worth.

(ii) Paragraph (f) of the clause at FAR 52.232-32 does not apply to the extent that the Contractor and the Contracting Officer agree on alternative forms of security. In the event the Contractor fails to provide adequate security, as required in this contract, no financing payment will be made under this contract. Upon receipt of adequate security, financing payments will be made, including all previous payments to which the Contractor is entitled, in accordance with the terms of the provisions for contract financing. If at any time the Contracting Officer determines that the security provided by the Contractor is insufficient, the Contractor shall promptly provide such additional security as the Contracting Officer determines necessary. In the event the Contractor fails to provide such additional security, the Contracting Officer may collect or liquidate such security that has been provided and suspend further payments to the Contractor; and the Contractor shall repay to the Government the amount of unliquidated financing payments as the Contracting Officer at his sole discretion deems repayable.

(End of clause)

252.235-7010	Acknowledgement of Support and Disclaimer.	(May 1995)

ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government’s support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the USSF (name of contracting agency(ies)) under Contract No. FA8809-26-C-B001(Contracting agency(ies) contract number(s)).

(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the Following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the USSF(name of contracting agency(ies)).

(End of clause)

Supplemental Clauses Incorporated by Full Text

5352.201-9101 USSF	Ombudsman	(Jul 2023)

(a) An ombudsman has been appointed to hear and facilitate the resolution of concerns from offerors, potential offerors, and others for this acquisition. When requested, the ombudsman will maintain strict confidentially as to the source of the concern. The existence of the ombudsman does not affect the authority of the program manager, contracting officer, or source selection official. Further, the ombudsman does not participate in the evaluation of proposals, the source selection process, or the adjudication of protests or formal contract disputes. The ombudsman may refer the interested party to another official who can resolve the concern.

(b) Before consulting with an ombudsman, interested parties must first address their concerns, issues, disagreements, and/or recommendations to the contracting officer for resolution. Consulting an ombudsman does not alter or postpone the timelines for any other processes (e.g., agency level bid protests, GAO bid protests, requests for debriefings, employee-employer actions, contests of OMB Circular A-76 competition performance decisions).

(c) If resolution cannot be made by the contracting officer, the interested party may contact the ombudsman:

Primary: SSC/PK Deputy Director

Alternate: SSC/PK Pricing Chief (primary for classified programs) Email: smc.pkc.workflow@us.af.mil

Include “SSC Ombudsman Request” in Subject line Phone: (310) 653-1785

Address: SSC/PK Attn: SSC Ombudsman 483 N. Aviation Blvd

El Segundo, CA 90245-280

Concerns, issues, disagreements, and recommendations that cannot be resolved at the Center/MAJCOM/DRU/SMC ombudsman level, may be brought by the interested party for further consideration to the Air Force ombudsman, Associate Deputy Assistant Secretary (ADAS) (Contracting), SAF/AQC, 1060 Air Force Pentagon, Washington DC 20330-1060, phone number (571) 256-2395, facsimile number (571) 256-2431.

(d) The ombudsman has no authority to render a decision that binds the agency.

(e) Do not contact the ombudsman to request copies of the solicitation, verify offer due date, or clarify technical requirements. Such inquiries shall be directed to the contracting officer.

(End of clause)

Section J- List of Attachments

Number	Attachment Name	Attachment Description	Reference Identifier	Date	Line Item
01	Proposed_SOW_REV-A_8 Sep 25	Statement of Work		08 Sep 2025

02	CDRL 27Aug2025	Contract Data Requirements List (CDRL)		27 Aug 2025

03	Performance Based Payment Plan	Performance Based Payment Schedule		29 Oct 2025

STATEMENT OF WORK (SOW)

For

Gravitics Orbital Carrier STRATFI Demonstration

1. BACKGROUND

Gravitics’ Orbital Carrier concept provides a prepositioned, space-based Forward Operating Base (FOB) enabling rapid-response missions across LEO, MEO, and GEO. This work builds on the feasibility and prototyping efforts of Gravitics SBIR Direct to Phase II Contract #FA864924P0374.

This STRATFI effort provides the launch of a Technology Demonstrator Pathfinder Spacecraft that contains key Orbital Carrier system elements, a flight demonstration of an integrated Minimum Viable Product (MVP) Delivery Rocket with a payload and a ground demonstration of a flight-like carrier hatch.

2. OBJECTIVE / SCOPE

The objective of this STRATFI effort is to design, manufacture, integrate, and flight demonstrate an MVP Delivery Rocket and retire technical risks on all major subsystems of the Orbital Carrier. The effort shall include development, production, and flight demonstration of a Pathfinder Spacecraft, as well as development, ground testing, launch integration, post-deployment operations, and technical data collection for the MVP Delivery Rocket, sufficient to evaluate operational utility and inform future DOD investments in TacRS and orbital maneuver logistics systems. Additionally, a hatch for a single-shot Orbital Carrier will be flight developed, prototyped, and protoqualification tested. For this demonstration, a commercial Mission Vehicle will be used.

3. TASKS

The STRATFI demo effort consists of the following tasks, associated with the following four CLINs. Each task includes a reference to a corresponding CLIN.

●	CLIN 0001 – Develop, Integrate, and Execute Pathfinder Spacecraft and MVP Delivery Rocket Flight Demonstration Missions
●	CLIN 0002 – Develop, Prototype, and Protoqual Pathfinder Spacecraft
●	CLIN 0003 – Develop, Prototype, and Protoqual MVP Delivery Rocket
●	CLIN 0004 – Develop, Prototype, and Protoqual Hatch and Deployment Kit

3.0 Program Management (part of CLIN 0001)

Gravitics shall support a Kickoff meeting with the Technical Point of Contact (TPOC) and Customer, support regular tagups at a bi-weekly cadence with the TPOC, provide quarterly reports per official CDRLs, and support a final briefing. Gravitics shall provide the TPOC and Customer with an after-action report. Gravitics shall also execute contracts with its STRATFI team members, including securing a Launch Service Agreement with the launch provider(s), for the Pathfinder Spacecraft and the MVP Delivery Rocket Demonstration, and shall conduct regular tagups with team members.

3.1 Pathfinder Spacecraft Design and Development Test Campaigns (CLIN 0002)

Gravitics shall document the reference mission and derive requirements for the Pathfinder Spacecraft, develop a preliminary design, refine the detailed design through key development campaigns and analyses, and then manufacture and protoqualify the Pathfinder Spacecraft.

3.2 Pathfinder Mission Development, Integration, and Execution (part of CLIN 0001)

Gravitics shall work with a rideshare launch provider to integrate and launch the Pathfinder Spacecraft and shall demonstrate functionality of the spacecraft and its subsystems as well as demonstrating operational readiness of the mission controls and ground segment elements developed in Task 3.5 below. Government observers are invited to observe and provide feedback during this demonstration mission. Gravitics shall provide the government with the results of this Pathfinder Demonstration Mission, and any lessons learned that will be applied to the MVP Delivery Rocket and Ground Segment.

3.3 Design, Prototype, and Protoqual MVP Delivery Rocket (CLIN 0003)

Gravitics shall document the reference mission and derive requirements for the MVP Delivery Rocket, develop a preliminary design, refine the detailed design through key development campaigns and analyses, and then manufacture and protoqualify the MVP Delivery Rocket, culminating in performing an integrated Delivery Rocket hot-fire test.

3.4 MVP Delivery Rocket Mission Development, Integration, and Execution - (part of CLIN 0001)

Gravitics shall develop a design reference mission, which will be used for Task 3.3, and shall perform astrodynamics planning for the mission. Gravitics shall support integration of the combined MVP Delivery Rocket and commercial Mission Vehicle with each other, and integration of the combined stack with a commercially purchased Launch Vehicle. After integration tasks are complete, Gravitics shall support a Launch Campaign culminating with placing the MVP Delivery Rocket and commercial Mission Vehicle into the planned staging orbit. After checking out the MVP Delivery Rocket, and commercial Mission Vehicle on-orbit, Gravitics shall then perform the demonstration mission, using the MVP Delivery Rocket to deliver the commercial Mission Vehicle to its destination orbit or trajectory. Gravitics shall allow Government observers to participate in the operations of the demonstration mission. After the demo mission, Gravitics shall safe and attempt disposal of the MVP Delivery Rocket and then shall document the results of the demo mission and development effort in a Flight Technical Data Package and After-Action Report for the TPOC and Customer.

3.5 : Ground Segment Development (remainder of CLIN 0001)

Gravitics shall provide key ground infrastructure necessary for supporting the demo mission, including establishing a telemetry/communication system, preparing or securing access to key integration and test facilities, and establishing facilities for providing mission controls. Gravitics shall also work with the Customer to secure all required regulatory licenses necessary to perform the demo mission, as needed. The ground infrastructure will first be exercised in the Pathfinder Demonstration mission from Task 3.2, and lessons learned from that mission will be used to refine the Ground segment prior to the MVP Delivery Rocket Flight Demonstration Mission from Task 3.4.

3.6 : Design, Prototype, and Protoqual Hatch and Deployment Kit (CLIN 0004)

Gravitics shall develop a flight design for a Hatch and Deployment Kit that can be used on either a single-shot Orbital Carrier or on the MVP Delivery Rocket demonstration mission. Gravitics shall then produce Hatch and Deployment Kit flight prototypes, and protoqualification test them, including using a gravity offload test rig to demonstrate the Hatch’s ability to open and close multiple times, and demonstrating the functionality of the emergency hatch ejection system. The Hatch will only be ground protoqualified, but the Deployment Kit elements will be used to integrate the MVP Delivery Rocket from Task 3.3 into the launch vehicle for the demo mission in Task 3.4.

4. DELIVERABLES

Gravitics will provide the Customer with the following deliverables:

●	Customer Kickoff Meeting presentation
●	Pathfinder Demonstration and MVP Delivery Rocket Mission Concept Review documentation
●	Pathfinder Spacecraft and MVP Delivery Rocket combined System Requirements and System Definition Review documentation
●	Pathfinder Spacecraft and MVP Delivery Rocket Preliminary Design Review documentation, including preliminary Verification and Validation plans
●	Pathfinder Spacecraft, Hatch and Deployment Kit, and MVP Delivery Rocket Critical Design Review documentation, including interface control documentation (ICDs) covering Launch Vehicle to Mission Vehicle interfaces
●	Pathfinder Spacecraft, Hatch and Deployment Kit, and MVP Delivery Rocket Protoqual Test Review documentation
●	Ground System Plan and Ground System Readiness Reviews documentation, including an ICD covering ground service equipment (GSE) and integration procedures for the Pathfinder Spacecraft, MVP Delivery Rocket, and Mission Vehicle
●	Pathfinder Mission After-Action Report, including any recommended updates to the MVP Delivery Rocket hardware, software, ground segment, or mission CONOPS.
●	Pathfinder Spacecraft and Integrated MVP Delivery Rocket and Customer Mission Vehicle Pre-Ship Review documentation, including ICDs for MVP Delivery Rocket/Deployment Kit to Launch vehicle integration
●	Flight Readiness Review documentation, including rideshare MVP Delivery Rocket deployment system operator’s guide and ICDs for relevant software and ground control interfaces for the MVP Delivery Rocket, as well as demo mission deployment and Delivery Rocket flight maneuver scripts
●	Post Launch and Mission Checkout Briefings for both the Pathfinder Demonstration Mission and the MVP Deliver Rocket Demonstration Mission.
●	Flight Technical Data Package (TDP) and After-Action Report for the MVP Delivery Rocket Demonstration Mission, including characterizing delivered orbital injection precision for the commercial Mission Vehicle

5. PERIOD OF PERFORMANCE

The total Period of Performance is 30 months from the effective date of contract award. All technical objectives, integration, launch, on-orbit demonstration, and final reporting shall be completed within this period.

6. DATA RIGHTS

Because the Government will be paying primarily for the MVP Delivery Rocket demonstration launch and the Ursa Major Draper Engine development, the Government shall receive Limited Rights in all deliverables developed under this SOW, other than deliverables with Ursa Major content, which will be provided with Government Purpose Rights unless otherwise stated in the Data Rights Assertions document.

7. SECURITY CLASSIFICATION

Work performed will be unclassified, subject to Controlled Unclassified Information (CUI) protections and DD2345 certification.

8. CLIN/MILESTONE SCHEDULE AND PAYMENT

		Assoc	Due		Comm’l
Milestone	Milestone Task Description	CLIN	Date	Govt Price	Match
1	STRATFI Kick-Off Meeting	0001	ATP + 1	$ 3,083,832	$ 1,500,000
2	Pathfinder Requirements and System Definition Development	0002	ATP +2	$ 0	$ 750,000
3	Pathfinder Demo Mission Concept Refinement	0001	ATP +2	$ 0	$ 750,000
4	Launch Service and Long Leads Procurement	0001	ATP +3	$ 2,399,451	$ 1,500,000
5	Preliminary Ground System Development	0001	ATP +3	$ 0	$ 750,000
6	Pathfinder Preliminary Design	0002	ATP +4	$ 0	$ 1,500,000
7	MVP Delivery Rocket Requirements and System Definition Development	0003	ATP +5	$ 0	$ 750,000
8	MVP Delivery Rocket Mission Concept Refinement	0001	ATP +5	$ 2,100,000	$ 750,000
9	Pathfinder Detailed Design and Key Development Campaigns	0002	ATP +6	$ 0	$ 1,500,000
10	MVP Delivery Rocket Preliminary Design	0003	ATP +8	$ 3,860,645	$ 3,500,000
11	MVP Delivery Rocket Detailed Design	0003	ATP +12	$ 1,756,072	$ 5,500,000
12	Ground System Implementation	0001	ATP +12	$ 0	$ 1,500,000
13	Hatch and Kit Detailed Design	0004	ATP +13	$1,538,257	$1,500,000

14	Pathfinder Production and Protoqualification Testing	0002	ATP +13	$ 0	$ 2,500,000
15	Pathfinder Launch and On-Orbit Checkouts	0001	ATP +16	$ 2,400,000	$ 1,000,000
16	MVP Delivery Rocket Key Development Test Campaigns	0003	ATP +17	$ 1,027,944	$ 4,500,000
17	Pathfinder Mission Operations and Data Analysis	0001	ATP +19	$ 3,600,000	$ 1,000,000
18	MVP Delivery Rocket Hardware/Software Production	0003	ATP +21	$ 6,000,000	$ 5,500,000
19	Ground System Delta Development	0001	ATP +21	$ 0	$ 1,500,000
20	MVP Delivery Rocket Protoqual and Hotfire Testing Campaigns	0003	ATP +24	$ 1,833,799	$ 3,500,000
21	Hatch and Kit Protoqual Testing Campaigns	0004	ATP +24	$ 0	$1,250,000
22	Commercial Mission Vehicle to MVP Delivery Rocket and MVP Delivery Rocket to Launch Vehicle Integration	0001	ATP +27	$ 400,000	$ 1,500,000
23	MVP Delivery Rocket Demo Mission Launch	0001	ATP +28	$ 0	$ 1,000,000
24	MVP Delivery Rocket On-Orbit Checkout	0001	ATP +29	$ 0	$ 750,000
25	MVP Delivery Rocket Demo Mission Operations and After-Action Reporting	0001	ATP +30	$ 0	$ 1,215,696

9. TECHNICAL REQUIREMENTS

The Pathfinder Spacecraft, MVP Delivery Rocket, and Hatch and Deployment Kit developed and demonstrated in this effort shall provide the following capabilities:

The Pathfinder Spacecraft shall:

1.	Be capable of being launched to and operate in Low Earth Orbit
2.	Incorporate and demonstrate key hardware and software elements for the Orbital Carrier and MVP Delivery Rocket, including:

a.	Avionics (e.g., attitude determination, telemetry/command communications, flight computers, and power management electronics.)
b.	Propulsion subsystems (e.g., cold gas thrusters, oxygen/methane hot gas thrusters, and associated fluid handling components)
c.	Flight Software and associated ground control software

3.	Have propulsion hardware, software, and propellant sufficient to attempt post-mission disposal and safing operations as per industry standard practices.

The MVP Delivery Rocket shall:

1.	Be capable of being delivered to orbit on a LEO rideshare mission, integrated down the center of the rideshare payload dispenser structure.
2.	Be capable of delivering the attached commercial Mission Vehicle to its planned destination orbit or trajectory, and performing post Mission Vehicle deployment maneuvers:

a.	As a secondary objective, identify orbital insertion precision parameters of interest to the commercial Mission Vehicle, and track and report the delivered precision performance.
b.	As a secondary objective, demonstrate an equivalent performance to delivering an 180kg (ESPA-class) spacecraft from a 400km x51.6deg Low-Earth Orbit to Geostationary Orbit, including post-deployment disposal to a graveyard orbit (approximately 4,850m/s combined total ∆V).
c.	As a secondary objective, demonstrate at least one reignition of the main engine after at least 5 hours of coasting operations

3.	Have hardware, software, and propellant sufficient to attempt post-mission disposal and safing operations as per industry standard practices.

The Hatch and Deployment Kit shall:

1.	Be capable of being integrated either into the top of a rideshare dispenser structure (e.g. a stack of ESPA rings or equivalent) or into the mounting structure in a single-shot Orbital Carrier and be capable of being launched into and operating in LEO.
2.	Be capable of securing the Delivery Rocket and integrated Mission Vehicle against launch loads and safely deploying them from the rideshare dispenser structure or single-shot Orbital Carrier.
3.	Have an optional structure that, when combined with the Hatch, is capable of enclosing and protecting the Mission Vehicle from the space environment and from external observation.
4.	The Hatch and enclosing structure shall be separable from the Deployment Kit to enable Delivery Rocket rideshare missions with or without the Hatch and structure (this STRATFI demo will fly without the Hatch and structure).
5.	The Hatch shall be capable of opening and closing multiple times to temporarily expose the Mission Vehicle for sensor/instrument calibration and to enable deployment of the Delivery Rocket and integrated Mission Vehicle.
6.	The Hatch shall include a backup ejection system to enable ejecting the Hatch, allowing the Delivery Rocket and integrated Mission Vehicle to be deployed even if the Hatch primary actuation system fails.

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001

B. EXHIBIT A

C. CATEGORY: TDP ____ TM ____ OTHER ____

D. SYSTEM/ITEM Gravitics STRATFI

E. CONTRACT/PR NO.

F. CONTRACTOR Gravitics, Inc.

1. DATA ITEM NO. A001

2. TITLE OF DATA ITEM Program Kickoff Documents

3. SUBTITLE

4. AUTHORITY *(Data Acquisition Document No.)* DI-ADMN-81373

5. CONTRACT REFERENCE SOW

6. REQUIRING OFFICE SSC/SZAM

7. DD 250 REQ LT

8. APP CODE N/A

9. DIST STATEMENT REQUIRED A

10. FREQUENCY ONE

11. AS OF DATE BLK 16

12. DATE OF FIRST SUBMISSION BLK 16

13. DATE OF SUBSEQUENT SUBMISSION BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SSC/SZAM	1	1	
Program Manager		LT	
SSC/SZK-IK		LT	
AFRL/RVEN	LT	LT	
15. TOTAL →			

16. REMARKS

BLK 11: Based on Contractor's accounting calendar

BLK 12: 2 days prior to Kickoff Meeting

BLK 13: Not required

BLK 14: Delivered using contractor's processes; Contractor shall deliver products through mediums that are Microsoft Office compatible

This CDRL includes the delivery of Integrated Master Schedule.

- Also includes the Kickoff-Meeting presentation delivered.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY | **H. DATE** | **I. APPROVED BY** | **J. DATE**

DD FORM 1423-1, AUG 96 (EG) PREVIOUS EDITION MAY BE USED. Page ____ of ____ Pages
Designed using Perform Pro, WHS/DIOR, Aug 96

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

Field	Value
A. CONTRACT LINE ITEM NO.	ALL
B. EXHIBIT	A
C. CATEGORY:	TDP ____ TM (marked) ____ OTHER ____
D. SYSTEM/ITEM	Gravitics STRATFI
E. CONTRACT/PR NO.	
F. CONTRACTOR	Gravitics, Inc.
1. DATA ITEM NO.	A002
2. TITLE OF DATA ITEM	Test reports
3. SUBTITLE	
4. AUTHORITY *(Data Acquisition Document No.)*	DI-MGMT-81861
5. CONTRACT REFERENCE	SOW
6. REQUIRING OFFICE	SSC/SZAM
7. DD 250 REQ	LT
8. APP CODE	N/A
9. DIST STATEMENT REQUIRED	D
10. FREQUENCY	one
11. AS OF DATE	BLK 16
12. DATE OF FIRST SUBMISSION	BLK 16
13. DATE OF SUBSEQUENT SUBMISSION	BLK 16
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SSC/SZAM	1	1	
Program Manager		LT	
SSC/SZK-IK		LT	
AFRL/RVEN	LT	LT	
15. TOTAL			

16. REMARKS

BLK 11: Based on Contractor's accounting calendar

BLK 12: 8 month post ATP for draft Verification and Validation Plans and preliminary ICDS for MVP Delivery Rocket

BLK 13: intermittently based on IMS

BLK 14: Delivered using contractor's processes; Contractor shall deliver products through mediums that are Microsoft Office compatible

Includes:
- Pathfinder Spacecraft Production and Protoqualification Testing Report/Pre-Ship Review (ATP + 13 months)
- Pathfinder Demo Mission Post-Launch and Mission Checkout Briefing (ATP + 16 months)
- MVP Delivery Rocket Test results summary documentation (ATP + 17 months)
- Pathfinder Demo Mission After-Action Report (ATP + 19 months)
- MVP Delivery Rocket Protoqualification and Hot-fire Testing Review documentation (ATP + 24 months)
- Hatch and Deployment Kit Protoqualification and Functional Testing Review documentation (ATP + 27 months)
- Draft RVTM (ATP + 5 months)
- Final RVTM (ATP + 19 months)
- Any functional test report
- Any performance test report
- Post Launch Briefing (ATP + 28 months)
- Mission Checkout Briefing (ATP + 29 months)
- MVP Delivery Rocket Demo Mission Flight Technical Data Package (TDP) (ATP + 30 months)
- After-Action Report (ATP + 30 months)
  - including characterizing delivered orbital injection precision for the commercial Mission Vehicle

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD FORM 1423-1, AUG 96 (EG) PREVIOUS EDITION MAY BE USED. Page ____ of ____ Pages
Designed using Perform Pro, WHS/DIOR, Aug 96

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. Multiple
B. EXHIBIT A
C. CATEGORY: TDP ______ TM ______ OTHER ______

D. SYSTEM/ITEM Gravitics STRATFI
E. CONTRACT/PR NO.
F. CONTRACTOR Gravitics, Inc.

1. DATA ITEM NO. A003
2. TITLE OF DATA ITEM Requirements Reviews
3. SUBTITLE

4. AUTHORITY *(Data Acquisition Document No.)* DI-MGMT-81861
5. CONTRACT REFERENCE SOW
6. REQUIRING OFFICE SSC/SZAM

7. DD 250 REQ LT
9. DIST STATEMENT REQUIRED D
10. FREQUENCY ONE
12. DATE OF FIRST SUBMISSION BLK 16
8. APP CODE N/A
11. AS OF DATE BLK 16
13. DATE OF SUBSEQUENT SUBMISSION BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SSC/SZAM	1	1	
Program Manager		LT	
SSC/SZK-IK		LT	
AFRL/RVEN	LT	LT	
15. TOTAL			

16. REMARKS

BLK 11: Based on Contractor's accounting calendar

BLK 12: Per the SOW - 5 months post ATP

BLK 13: Update if changes are made

BLK 14: Delivered using contractor's processes; Contractor shall deliver products through mediums that are Microsoft Office compatible

:Includes:
- Pathfinder Combined SRR and SDR documentation (ATP + 2 months)
- Pathfinder Demo Mission Concept Review presentation (ATP + 2 months)
- MVP Rocket combined SRR and SDR documentation (ATP + 5 months)
- MVP Delivery Rocket Mission Concept Review presentation (ATP + 5 months)
- Launch Service Agreement (LSA) documentation (ATP + 3 months)
- Long-Lead Items (LLI) procurement plan documentation (ATP + 3 months)
- Ground System Plan Review documentation (ATP + 3 months)
- Ground System Readiness Review (ATP + 12 months)
- Ground System Delta-Development Review documentation (ATP + 21 months)
- MVP Rocket Production Build Report (ATP + 21 months)
- Mission flight hardware Pre-Ship Review (PSR) and Flight Readiness Review (FRR) presentations (ATP + 27 months)
  - -- FRR documentation
  - -- ICDs for MVP Delivery Rocket/Deployment Kit to Launch vehicle integration
  - -- ICDs for relevant software and ground control interfaces for the MVP Delivery Rocket
  - -- Rideshare MVP Delivery Rocket deployment system operator's guide
  - -- Demo mission deployment and Delivery Rocket flight maneuver scripts

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY | **H. DATE** | **I. APPROVED BY** | **J. DATE**

DD FORM 1423-1, AUG 96 (EG) PREVIOUS EDITION MAY BE USED. Page ____ of ____ Pages
Designed using Perform Pro, WHS/DIOR, Aug 96

CONTRACT DATA REQUIREMENTS LIST

(1 Data Item)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0003

B. EXHIBIT A

C. CATEGORY: TDP ______ TM ______ OTHER ______

D. SYSTEM/ITEM Gravitics STRATFI

E. CONTRACT/PR NO.

F. CONTRACTOR Gravitics, Inc.

1. DATA ITEM NO. A004

2. TITLE OF DATA ITEM Preliminary Design Review

3. SUBTITLE

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

4. AUTHORITY *(Data Acquisition Document No.)* DI-SESS-81757

5. CONTRACT REFERENCE SOW

6. REQUIRING OFFICE SSC/SZAM

7. DD 250 REQ LT

8. APP CODE N/A

9. DIST STATEMENT REQUIRED D

10. FREQUENCY ONE

11. AS OF DATE BLK 16

12. DATE OF FIRST SUBMISSION BLK 16

13. DATE OF SUBSEQUENT SUBMISSION BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SSC/SZAM	1	1	
Program Manager		LT	
SSC/SZK-IK		LT	
AFRL/RVEN	LT	LT	
15. TOTAL →			

16. REMARKS

BLK 11: Based on Contractor's accounting calendar

BLK 12: Within 4 months of ATP

BLK 13: If updates are required, also following IMS

BLK 14: Delivered using contractor's processes; Contractor shall deliver products through mediums that are Microsoft Office compatible

Performer to develop and present a Preliminary Design Review tailored from SMC-S-021 including:

- Pathfinder Spacecraft Preliminary Design Review (PDR) documentation (ATP + 4 months)
- MVP Delivery Rocket PDR documentation (ATP + 12 months)
    - including preliminary Verification and Validation plans
    - including preliminary ICDs

G. PREPARED BY

H. DATE

I. APPROVED BY

J. DATE

DD FORM 1423-1, AUG 96 (EG) PREVIOUS EDITION MAY BE USED. Page ____ of ____ Pages
Designed using Perform Pro, WHS/DIOR, Aug 96

CONTRACT DATA REQUIREMENTS LIST

(1 Data Item)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0004

B. EXHIBIT A

C. CATEGORY: TDP ______ TM ______ OTHER ______

D. SYSTEM/ITEM Gravitics STRATFI

E. CONTRACT/PR NO.

F. CONTRACTOR Gravitics, Inc.

1. DATA ITEM NO. A005

2. TITLE OF DATA ITEM Critical Design Review

3. SUBTITLE

4. AUTHORITY *(Data Acquisition Document No.)* DI-SESS-81757

5. CONTRACT REFERENCE SOW

6. REQUIRING OFFICE SSC/SZAM

7. DD 250 REQ LT

8. APP CODE N/A

9. DIST STATEMENT REQUIRED D

10. FREQUENCY ONE

11. AS OF DATE BLK 16

12. DATE OF FIRST SUBMISSION BLK 16

13. DATE OF SUBSEQUENT SUBMISSION BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SSC/SZAM	1	1	
Program Manager		LT	
SSC/SZK-IK		LT	
AFRL/RVEN	LT	LT	
15. TOTAL →			

16. REMARKS

BLK 11: Based on Contractor's accounting calendar

BLK 12: 6 months post ATP

BLK 13: If updates are required, also following IMS

BLK 14: Delivered using contractor's processes; Contractor shall deliver products through mediums that are Microsoft Office compatible

Performer to develop and present a Critical Design Review tailored from SMC-S-021 including:

- Pathfinder Spacecraft CDR documentation package (ATP + 6 months)
  - Including interface control documentation (ICDs)
- MVP Delivery Rocket CDR documentation (ATP + 12 months)
  - Including interface control documentation (ICDs)
- Hatch and Deployment Kit CDR documentation (ATP + 13 months)
  - Including interface control documentation (ICDs)

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY

H. DATE

I. APPROVED BY

J. DATE

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0005

B. EXHIBIT A

C. CATEGORY: TDP ________ TM ________ OTHER ________________

D. SYSTEM/ITEM Gravitics STRATFI

E. CONTRACT/PR NO.

F. CONTRACTOR Gravitics, Inc.

1. DATA ITEM NO. A006

2. TITLE OF DATA ITEM Integration and Engineering Artifacts

3. SUBTITLE

4. AUTHORITY *(Data Acquisition Document No.)* DI-SESS-81248

5. CONTRACT REFERENCE SOW

6. REQUIRING OFFICE SSC/SZAM

7. DD 250 REQ LT

8. APP CODE N/A

9. DIST STATEMENT REQUIRED D

10. FREQUENCY ONE

11. AS OF DATE BLK 16

12. DATE OF FIRST SUBMISSION BLK 16

13. DATE OF SUBSEQUENT SUBMISSION BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SSC/SZAM	1	1	
Program Manager		LT	
SSC/SZK-IK		LT	
AFRL/RVEN	LT	LT	
15. TOTAL →			

16. REMARKS

BLK 11: Based on Contractor's accounting calendar

BLK 12: 13 months post ATP

BLK 13: If updates are required, also following IMS
BLK 14: Delivered using contractor's processes; Contractor shall deliver products through mediums that are Microsoft Office compatible

Performer to develop and present including:
- TacRS Kit, Hatch and Deploymeny Kit to launch vehicle ICD
- MVP Devliery Rocket to mission vehicle ICD
- MVP Delivery Rocket deployment system operator's user guide
  -- includes the relevant software and ground control interfaces
- ICD covering ground service equipment (GSE) and integration procedures for the Pathfinder Spacecraft, MVP Delivery Rocket, and Mission Vehicle
- MVP Rocket Production Build Report (ATP + 21 months)
- C2 hierarchy chart

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY | **H. DATE** | **I. APPROVED BY** | **J. DATE**

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0006

B. EXHIBIT A

C. CATEGORY: TDP ______ TM ______ OTHER ______

D. SYSTEM/ITEM Gravitics STRATFI

E. CONTRACT/PR NO.

F. CONTRACTOR Gravitics, Inc.

1. DATA ITEM NO. A007

2. TITLE OF DATA ITEM Program Conclusion Documents

3. SUBTITLE

4. AUTHORITY *(Data Acquisition Document No.)* DI-SESS-81757

5. CONTRACT REFERENCE SOW

6. REQUIRING OFFICE SSC/SZAM

7. DD 250 REQ LT

8. APP CODE N/A

9. DIST STATEMENT REQUIRED A

10. FREQUENCY ONE

11. AS OF DATE BLK 16

12. DATE OF FIRST SUBMISSION BLK 16

13. DATE OF SUBSEQUENT SUBMISSION BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SSC/SZAM	1	1	
Program Manager		LT	
SSC/SZK-IK		LT	
AFRL/RVEN	LT	LT	
15. TOTAL			

16. REMARKS

BLK 11: Based on Contractor's accounting calendar

BLK 12: 15 days prior to end of period of performance

BLK 13: Not Required

BLK 14: Delivered using contractor's processes; Contractor shall deliver products through mediums that are Microsoft Office compatible

This CDRL includes:

1. Mission CONOPs Roadmap documentation
2. Non-proprietary concept description of the effort. Distro C. No PROPIN

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY

H. DATE

I. APPROVED BY

J. DATE

CONTRACT DATA REQUIREMENTS LIST

(1 Data Item)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0007

B. EXHIBIT A

C. CATEGORY: TDP ______ TM ______ OTHER ______

D. SYSTEM/ITEM Gravitics STRATFI

E. CONTRACT/PR NO.

F. CONTRACTOR Gravitics, Inc.

1. DATA ITEM NO. A008

2. TITLE OF DATA ITEM Quarterly Status Report

3. SUBTITLE

4. AUTHORITY *(Data Acquisition Document No.)* DI-MGMT-80368A

5. CONTRACT REFERENCE SOW

6. REQUIRING OFFICE SSC/SZAM

7. DD 250 REQ LT

8. APP CODE N/A

9. DIST STATEMENT REQUIRED A

10. FREQUENCY QUARTERLY

11. AS OF DATE BLK 16

12. DATE OF FIRST SUBMISSION BLK 16

13. DATE OF SUBSEQUENT SUBMISSION BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SSC/SZAM	1	1	
Program Manager		LT	
SSC/SZK-IK		LT	
AFRL/RVEN	LT	LT	
15. TOTAL			

16. REMARKS

BLK 11: Prepared as of the end of each reporting period.

BLK 12: Submit within 90 calendar days following authorization to proceed (ATP).

BLK 13: Subsequent submissions shall be 15 calendar days after end of the reporting period.

BLK 14: Delivered using contractor's processes; Contractor shall deliver products through mediums that are Microsoft Office compatible

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY

H. DATE

I. APPROVED BY

J. DATE

INSTRUCTIONS FOR COMPLETING DD FORM 1423
(See DoD 5010.12-M for detailed instructions.)

FOR GOVERNMENT PERSONNEL

Item A. Self-explanatory.

Item B. Self-explanatory.

Item C. Mark (X) appropriate category: TDP - Technical Data Package; TM - Technical Manual; Other - other category of data, such as "Provisioning,""Configuration Management," etc.

Item D. Enter name of system/item being acquired that data will support.

Item E. Self-explanatory (to be filled in after contract award).

Item F. Self-explanatory (to be filled in after contract award).

Item G. Signature of preparer of CDRL.

Item H. Date CDRL was prepared.

Item I. Signature of CDRL approval authority.

Item J. Date CDRL was approved.

Item 1. See DoD FAR Supplement Subpart 4.71 for proper numbering.

Item 2. Enter title as it appears on data acquisition document cited in Item 4.

Item 3. Enter subtitle of data item for further definition of data item (optional entry).

Item 4. Enter Data Item Description (DID) number, military specification number, or military standard number listed in DoD 5010.12-L (AMSDL), or one-time DID number, that defines data content and format requirements.

Item 5. Enter reference to tasking in contract that generates requirement for the data item (e.g., Statement of Work paragraph number).

Item 6. Enter technical office responsible for ensuring adequacy of the data item.

Item 7. Specify requirement for inspection/acceptance of the data item by the Government.

Item 8. Specify requirement for approval of a draft before preparation of the final data item.

Item 9. For technical data, specify requirement for contractor to mark the appropriate distribution statement on the data (ref. DoDD 5230.24).

Item 10. Specify number of times data items are to be delivered.

Item 11. Specify as-of date of data item, when applicable.

Item 12. Specify when first submittal is required.

Item 13. Specify when subsequent submittals are required, when applicable.

Item 14. Enter addressees and number of draft/final copies to be delivered to each addressee. Explain reproducible copies in Item 16.

Item 15. Enter total number of draft/final copies to be delivered.

Item 16. Use for additional/clarifying information for Items 1 through 15. Examples are: Tailoring of documents cited in Item 4; Clarification of submittal dates in Items 12 and 13; Explanation of reproducible copies in Item 14.; Desired medium for delivery of the data item.

FOR THE CONTRACTOR

Item 17. Specify appropriate price group from one of the following groups of effort in developing estimated prices for each data item listed on the DD Form 1423.

a. Group I. Definition - Data which is not otherwise essential to the contractor's performance of the primary contracted effort (production, development, testing, and administration) but which is required by DD Form 1423.

Estimated Price - Costs to be included under Group I are those applicable to preparing and assembling the data item in conformance with Government requirements, and the administration and other expenses related to reproducing and delivering such data items to the Government.

b. Group II. Definition - Data which is essential to the performance of the primary contracted effort but the contractor is required to perform additional work to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, or quality of the data item.

Estimated Price - Costs to be included under Group II are those incurred over and above the cost of the essential data item without conforming to Government requirements, and the administrative and other expenses related to reproducing and delivering such data item to the Government.

c. Group III. Definition - Data which the contractor must develop for his internal use in performance of the primary contracted effort and does not require any substantial change to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, and quality of the data item.

Estimated Price - Costs to be included under Group III are the administrative and other expenses related to reproducing and delivering such data item to the Government.

d. Group IV. Definition - Data which is developed by the contractor as part of his normal operating procedures and his effort in supplying these data to the Government is minimal.

Estimated Price - Group IV items should normally be shown on the DD Form 1423 at no cost.

Item 18. For each data item, enter an amount equal to that portion of the total price which is estimated to be attributable to the production or development for the Government of that item of data. These estimated data prices shall be developed only from those costs which will be incurred as a direct result of the requirement to supply the data, over and above those costs which would otherwise be incurred in performance of the contract if no data were required. The estimated data prices shall not include any amount for rights in data. The Government's right to use the data shall be governed by the pertinent provisions of the contract.

DD FORM 1423-1, AUG 96

Milestone	Milestone Task Description	Assoc CLIN	Due Date	Payment Amount
1	STRATFI Kick-Off Meeting	0001	ATP + 1	$ 3,083,832
2	Pathfinder Requirements and System Definition Development	0002	ATP +2	$ 0
3	Pathfinder Demo Mission Concept Refinement	0001	ATP +2	$ 0
4	Launch Service and Long Leads Procurement	0001	ATP +3	$ 2,399,451
5	Preliminary Ground System Development	0001	ATP +3	$ 0
6	Pathfinder Preliminary Design	0002	ATP +4	$ 0
7	MVP Delivery Rocket Requirements and System Definition Development	0003	ATP +5	$ 0
8	MVP Delivery Rocket Mission Concept Refinement	0001	ATP +5	$ 2,100,000
9	Pathfinder Detailed Design and Key Development Campaigns	0002	ATP +6	$ 0
10	MVP Delivery Rocket Preliminary Design	0003	ATP +8	$ 3,860,645
11	MVP Delivery Rocket Detailed Design	0003	ATP +12	$ 1,756,072
12	Ground System Implementation	0001	ATP +12	$ 0
13	Hatch and Kit Detailed Design	0004	ATP +13	$1,538,257
14	Pathfinder Production and Protoqualification Testing	0002	ATP +13	$ 0
15	Pathfinder Launch and On-Orbit Checkouts	0001	ATP +16	$ 2,400,000
16	MVP Delivery Rocket Key Development Test Campaigns	0003	ATP +17	$ 1,027,944
17	Pathfinder Mission Operations and Data Analysis	0001	ATP +19	$ 3,600,000
18	MVP Delivery Rocket Hardware/Software Production	0003	ATP +21	$ 6,000,000
19	Ground System Delta Development	0001	ATP +21	$ 0
20	MVP Delivery Rocket Protoqual and Hotfire Testing Campaigns	0003	ATP +24	$ 1,833,799
21	Hatch and Kit Protoqual Testing Campaigns	0004	ATP +24	$ 0
22	Commercial Mission Vehicle to MVP Delivery Rocket and MVP Delivery Rocket to Launch Vehicle Integration	0001	ATP +27	$ 400,000
23	MVP Delivery Rocket Demo Mission Launch	0001	ATP +28	$ 0
24	MVP Delivery Rocket On-Orbit Checkout	0001	ATP +29	$ 0
25	MVP Delivery Rocket Demo Mission Operations and After-Action Reporting	0001	ATP +30	$ 0